                                                                   EXHIBIT 10.16


================================================================================



                          REVOLVING CREDIT AGREEMENT


                         dated as of October 24, 2000


                                     among


                      CABOT INDUSTRIAL PROPERTIES, L.P.,
                                 as Borrower,


                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                   as Bank and as Lead Agent for the Banks,

                           THE CHASE MANHATTAN BANK,
                             as Syndication Agent,

                             FLEET NATIONAL BANK,
                            as Documentation Agent,

                                      and

                           THE BANKS PARTIES HERETO,
                                   as Banks


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1.  Definitions...............................................      1
SECTION 1.2.  Accounting Terms and Determinations.......................     30
SECTION 1.3.  Types of Borrowings.......................................     30

                                  ARTICLE II
                                  THE CREDITS

SECTION 2.1.  Commitments to Lend.......................................     31
SECTION 2.2.  Notice of Committed Borrowing.............................     40
SECTION 2.3.  Notice to Banks; Funding of Loans.........................     41
SECTION 2.4.  Notes.....................................................     42
SECTION 2.5.  Maturity of Loans.........................................     42
SECTION 2.6.  Interest Rates............................................     43
SECTION 2.7.  Fees......................................................     45
SECTION 2.8.  Mandatory Termination.....................................     46
SECTION 2.9.  Mandatory Prepayment......................................     46
SECTION 2.10. Optional Prepayments; Cancellation of Commitments.........     48
SECTION 2.11. General Provisions as to Payments.........................     49
SECTION 2.12. Funding Losses............................................     50
SECTION 2.13. Computation of Interest and Fees..........................     50
SECTION 2.14. Method of Electing Interest Rates.........................     50

                                  ARTICLE III
                                  CONDITIONS

SECTION 3.1.  Closing...................................................     52
SECTION 3.2.  Borrowings................................................     54

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

SECTION 4.1.  Existence and Power.......................................     56
SECTION 4.2.  Power and Authority.......................................     56
SECTION 4.3.  No Violation..............................................     56
SECTION 4.4.  Financial Information.....................................     57
SECTION 4.5.  Litigation................................................     57
SECTION 4.6.  Compliance with ERISA.....................................     58

SECTION 4.7.  Environmental Compliance....................................  58
SECTION 4.8.  Taxes.......................................................  59
SECTION 4.9.  Full Disclosure.............................................  59
SECTION 4.10. Solvency....................................................  59
SECTION 4.11. Use of Proceeds; Margin Regulations.........................  59
SECTION 4.12. Governmental Approvals......................................  59
SECTION 4.13. Investment Company Act; Public Utility Holding Company Act..  60
SECTION 4.14. Closing Date Transactions...................................  60
SECTION 4.15. Representations and Warranties in Loan Documents............  60
SECTION 4.16. Patents, Trademarks, etc....................................  60
SECTION 4.17. No Default..................................................  61
SECTION 4.18. Licenses, etc...............................................  61
SECTION 4.19. Compliance With Law.........................................  61
SECTION 4.20. No Burdensome Restrictions..................................  61
SECTION 4.21. Brokers' Fees...............................................  61
SECTION 4.22. Labor Matters...............................................  61
SECTION 4.23. Organizational Documents....................................  62
SECTION 4.24. [Reserved]..................................................  62
SECTION 4.25. Principal Offices...........................................  62
SECTION 4.26. REIT Status.................................................  62
SECTION 4.27. Ownership of Property.......................................  62

                                   ARTICLE V
                      AFFIRMATIVE AND NEGATIVE COVENANTS

SECTION 5.1.  Information.................................................  62
SECTION 5.2.  Payment of Obligations......................................  67
SECTION 5.3.  Maintenance of Property; Insurance..........................  67
SECTION 5.4.  Conduct of Business.........................................  67
SECTION 5.5.  Compliance with Laws........................................  68
SECTION 5.6.  Inspection of Property, Books and Records...................  68
SECTION 5.7.  Existence...................................................  68
SECTION 5.8.  Financial Covenants.........................................  68
SECTION 5.9.  Restriction on Fundamental Changes; Operation and Control...  70
SECTION 5.10. Changes in Business.........................................  71
SECTION 5.11. Affiliate Transactions......................................  71
SECTION 5.12. Fiscal Year; Fiscal Quarter.................................  72
SECTION 5.13. Margin Stock................................................  72
SECTION 5.14. Use of Proceeds.............................................  72
SECTION 5.15. Interest Rate Protection....................................  72
SECTION 5.16. Liens; Release of Liens.....................................  73

                                      ii


SECTION 5.17. Sale of Unencumbered Asset Pool Properties..................  73
SECTION 5.18. Development Activities......................................  74
SECTION 5.19. REIT Status.................................................  74

                                  ARTICLE VI
                                   DEFAULTS

SECTION 6.1.  Events of Default...........................................  74
SECTION 6.2.  Rights and Remedies.........................................  77
SECTION 6.3.  Notice of Default...........................................  78

                                  ARTICLE VII
                                THE LEAD AGENT

SECTION 7.1.  Appointment and Authorization...............................  78
SECTION 7.2.  Lead Agent and Affiliates...................................  79
SECTION 7.3.  Action by Lead Agent........................................  79
SECTION 7.4.  Consultation with Experts...................................  79
SECTION 7.5.  Liability of Lead Agent.....................................  79
SECTION 7.6.  Indemnification.............................................  80
SECTION 7.7.  Credit Decision.............................................  80
SECTION 7.8.  Successor Lead Agent........................................  80
SECTION 7.9.  Lead Agent's Fee............................................  81
SECTION 7.10. Copies of Notices...........................................  81

                                 ARTICLE VIII
                            CHANGE IN CIRCUMSTANCES

SECTION 8.1.  Basis for Determining Interest Rate Inadequate or Unfair....  81
SECTION 8.2.  Illegality..................................................  82
SECTION 8.3.  Increased Cost and Reduced Return...........................  83
SECTION 8.4.  Taxes.......................................................  84
SECTION 8.5.  Base Rate Loans Substituted for Affected Euro-Dollar Loans..  87

                                  ARTICLE IX
                                 MISCELLANEOUS

SECTION 9.1.  Notices.....................................................  87
SECTION 9.2.  No Waivers..................................................  88
SECTION 9.3.  Expenses; Indemnification...................................  88
SECTION 9.4.  Sharing of Set-Offs.........................................  90
SECTION 9.5.  Amendments and Waivers......................................  91
SECTION 9.6.  Successors and Assigns......................................  91
SECTION 9.7.  Governing Law; Submission to Jurisdiction...................  95

SECTION 9.8.  Marshaling; Recapture.......................................  96
SECTION 9.9.  Counterparts; Integration; Effectiveness....................  96
SECTION 9.10. WAIVER OF JURY TRIAL........................................  97
SECTION 9.11. Survival....................................................  97
SECTION 9.12. Domicile of Loans...........................................  97
SECTION 9.13. Limitation of Liability.....................................  97
SECTION 9.14. Additional Commitment.......................................  97

                          REVOLVING CREDIT AGREEMENT


          REVOLVING CREDIT AGREEMENT, dated as of October 24, 2000, among CABOT INDUSTRIAL PROPERTIES, L.P. (the "Borrower"), MORGAN GUARANTY TRUST COMPANY OF
                                  --------
NEW YORK, as Bank and as Lead Agent for the Banks, THE CHASE MANHATTAN BANK, as Syndication Agent, FLEET NATIONAL BANK, as Documentation Agent, and the BANKS parties hereto (the "Banks").
                     -----

                     The parties hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1.  Definitions.  The following terms, as used herein, have the
                   -----------
following meanings:

          "Absolute Rate Auction" means a solicitation of Money Market Quotes
           ---------------------
setting forth Money Market Absolute Rates pursuant to Section 2.1(c).

          "Accepting Bank" has the meaning set forth in Section 9.14(b).
           --------------

          "Adjusted London Interbank Offered Rate" has the meaning set forth in
           --------------------------------------
Section 2.6(c).

          "Administrative Questionnaire" means, with respect to each Bank, an
           ----------------------------
administrative questionnaire in the form prepared by the Lead Agent and submitted to the Lead Agent (with a copy to the Borrower) duly completed by such Bank.

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

          "Agreement" means this Revolving Credit Agreement as the same may from
           ---------
time to time hereafter be modified, supplemented or amended.

          "Annual EBITDA" means, as of the last day of each calendar quarter, an
           -------------
amount equal to (i) total revenues relating to all Real Property Assets of the Borrower, the Guarantor and their Consolidated Subsidiaries or attributable to the Borrower's or the Guarantor's interest in Minority Holdings for the previous four (4) consecutive calendar quarters including the quarter then ended, calculated in accordance with GAAP, plus (ii) interest and other income of the
                                    ----
Borrower, the Guarantor and their Consolidated Subsidiaries, including, without limitation, real estate service revenues, for such period, less (iii) total
                                                           ----
operating expenses and other expenses relating to such Real Property Assets and attributable to the Borrower's and the Guarantor's interest in Minority Holdings for such period (other than interest, income taxes, depreciation, amortization, and other non-cash items), less (iv) total operating expenses (including general
                           ----
overhead expenses) and other expenses of the Borrower, the Guarantor and their Consolidated Subsidiaries and attributable to the Borrower's and the Guarantor's interest in Minority Holdings (other than interest, taxes, depreciation, amortization and other non-cash items), for such period.

          "Applicable Interest Rate" means the lesser of (x) the rate at which
           ------------------------
the interest rate applicable to any floating rate Debt could be fixed, at the time of calculation, by the Borrower entering into an unsecured interest rate swap agreement (or, if such rate is incapable of being fixed by entering into an unsecured interest rate swap agreement at the time of calculation, a reasonably determined fixed rate equivalent), and (y) the rate at which the interest rate applicable to such floating rate Debt is actually capped, at the time of calculation, if the Borrower has entered into an interest rate cap agreement with respect thereto or if the documentation for such Debt contains a cap.

          "Applicable Lending Office" means, with respect to any Bank, (i) in
           -------------------------
the case of its Base Rate Loans, its

Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

          "Applicable Margin" means with respect to each Euro-Dollar Loan the
           -----------------
respective percentages per annum determined, at any time, based on the range into which the Borrower's Credit Rating (if any) then falls, in accordance with the table set forth below. Any change in the Borrower's Credit Rating shall be effective immediately as of the date on which any of the Rating Agencies announces a change in the Borrower's Credit Rating or the date on which the Borrower (or, as applicable, the Guarantor) has no Borrower's Credit Rating, whichever is applicable. In the event that the Borrower (or, as applicable, the Guarantor) receives two (2) Borrower's Credit Ratings that are not equivalent, the Applicable Margin shall be determined by the lower of such two (2) Borrower's Credit Ratings. In the event that Borrower (or, as applicable, the Guarantor) receives more than two (2) Borrower's Credit Ratings and such Borrower's Credit Ratings are not equivalent, the Applicable Margin shall be determined by the lower of the two (2) highest Borrower's Credit Ratings, provided that each of such two (2) highest Borrower's Credit Ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's; provided further, that if neither of the two (2)
                            -------- -------
highest Borrower's Credit Ratings were issued by S&P or Moody's, the Applicable Margin shall be determined by the higher of the Borrower's Credit Ratings from S&P or Moody's.

------------------------------------------------------------------------------
Borrower's Credit Rating                         Applicable Margin for Euro-
                                                 Dollar Loans (% per annum)
------------------------------------------------------------------------------
BBB+/Baa1 (or better)                                     0.75%
------------------------------------------------------------------------------
BBB/Baa2                                                  0.80%
------------------------------------------------------------------------------
BBB-/Baa3                                                 1.00%
------------------------------------------------------------------------------
Less than Investment Grade or no rating                   1.40%
------------------------------------------------------------------------------

          "Approved Uses" has the meaning set forth in Section 5.14.
           -------------

          "Assignee" has the meaning set forth in Section 9.6(c).
           --------

          "Available Facility" means, at any particular time, an amount equal to
           ------------------
the lesser of (x) the Maximum Facility Amount and (y) fifty-five (55%) percent of the then Unencumbered Asset Pool Properties Value.

          "Bank" means each bank listed on the signature pages hereof, each
           ----
Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors and each Designated Lender; provided, however, that the term "Bank"
                                       --------  -------                 ----
shall exclude each Designated Lender when used in reference to a Committed Loan, the Commitments or terms relating to the Committed Loans and the Commitments and shall further exclude each Designated Lender for all other purposes hereunder except that any Designated Lender which funds a Money Market Loan shall, subject to Section 9.6(d), have the rights (including the rights given to a Bank contained in Section 9.3 and otherwise in Article 9) and obligations of a Bank associated with holding such Money Market Loan.

          "Bankruptcy Code" means Title 11 of the United States Code, entitled
           ---------------
"Bankruptcy", as amended from time to time, and any successor statute or statutes.

          "Base Rate" means, for any day, a rate per annum equal to the sum of
           ---------
(a) the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Rate plus 0.5% and (b) if the Borrower (or, as applicable, the Guarantor) receives a Borrower's Credit Rating of (i) BBB-/Baa3, 0.25% or (ii) less than BBB-/Baa3, 0.70%. In the event that the Borrower (or, as applicable, the Guarantor) receives two (2) Borrower's Credit Ratings that are not equivalent, the calculation set forth in clause (b) of this definition shall be determined by the lower of such two (2) Borrower's Credit Ratings. In the event that Borrower (or, as applicable, the Guarantor) receives more than two (2) Borrower's Credit Ratings and such Borrower's Credit Ratings are not equivalent, the calculation set forth in clause (b) of this definition shall be determined by the lower of the two (2) highest Borrower's Credit Ratings, provided that each of such two (2) highest Borrower's Credit Ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or

Moody's; provided further, that if neither of the two (2) highest Borrower's
         -------- -------
Credit Ratings were issued by S&P or Moody's, the calculation set forth in clause (b) of this definition shall be determined by the higher of the Borrower's Credit Ratings from S&P or Moody's.

          "Base Rate Borrowing" means a Borrowing comprised of Base Rate Loans.
           -------------------

          "Base Rate Loan" means a Committed Loan made or to be made by a Bank
           --------------
as a Base Rate Loan in accordance with the applicable Notice of Committed Borrowing, Notice of Interest Rate Election or pursuant to Article VIII.

          "Benefit Arrangement" means at any time an employee benefit plan
           -------------------
within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Borrower" means Cabot Industrial Properties, L.P., a Delaware limited
           --------
partnership, and its successors.

          "Borrower's Credit Rating" means the rating assigned by the Rating
           ------------------------
Agencies to the Guarantor's or the Borrower's senior unsecured long term indebtedness.

          "Borrowing" means a borrowing hereunder consisting of Loans made to
           ---------
the Borrower at the same time by one or more of the Banks pursuant to Article
II.  A Borrowing is a "Domestic Borrowing" if such Loans are Base Rate Loans or
                       ------------------
Swing Loans, a "Swing Borrowing" if such Loans are Swing Loans or a "Euro-Dollar
                ---------------                                      -----------
Borrowing" if such Loans are Euro-Dollar Loans or a "Money Market Borrowing" if
---------                                            ----------------------
such Loans are Money Market Loans.

          "Capital Expenditures" means, for any period, without duplication, the
           --------------------
sum of all expenditures (whether paid in cash or accrued as a liability) by the Borrower or the Guarantor which are capitalized on the consolidated balance sheet of the Borrower or the Guarantor in conformity with GAAP, but less (i) all capitalized expenditures made with respect to the acquisition by the Borrower, the Guarantor or their Consolidated Subsidiaries of any interest in real property within nine (9) months after the date such interest in real property is acquired and (ii) capital expenditures made from the proceeds of insurance or condemnation awards (or payments in lieu thereof) or indemnity payments received during such period by Borrower, the Guarantor or any of their Consolidated Subsidiaries from third parties.

          "Cash or Cash Equivalents" means (i) cash, (ii) direct obligations of
           ------------------------
the United States Government, including, without limitation, treasury bills, notes and bonds, (iii) interest bearing or discounted obligations of Federal agencies and Government sponsored entities or pools of such instruments offered by banks rated AA or better by S&P or Aa2 or better by Moody's at the time of acquisition thereof and dealers, including, without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass-through certificates, Federal National Mortgage Association bonds and notes, and Federal Farm Credit System securities,
(iv) time deposits, domestic and Eurodollar certificates of deposit, banker's acceptances, commercial paper rated at least A-1 by S&P and P-1 by Moody's at the time of acquisition thereof, and/or guaranteed by an entity with an Aa2 rating by Moody's, an AA rating by S&P, or better rated credit at the time of acquisition thereof, floating rate notes, other money market instruments and letters of credit each issued by banks which have a long-term debt rating of at least AA by S&P or Aa2 by Moody's at the time of acquisition thereof, (v) obligations of domestic corporations, including, without limitation, commercial paper, bonds, debentures, and loan participations, each of which is rated at least AA by S&P, and/or Aa2 by Moody's, and/or unconditionally guaranteed by an entity with an AA rating by S&P, an Aa2 rating by Moody's, or better rated credit at the time of acquisition thereof, (vi) obligations issued by states and local governments or their agencies, rated at least MIG-1 by Moody's and/or SP-1 by S&P at the time of acquisition thereof and/or supported by an irrevocable letter of credit of a bank with a long-term debt rating of at least AA by S&P or Aa2 by Moody's at the time of acquisition thereof, (vii) repurchase agreements with major banks and primary government securities dealers fully secured by U.S. Government or agency collateral equal to or exceeding the principal amount on a daily basis and held in safekeeping, (viii) real estate loan pool participations, guaranteed by an entity with an AA rating by S&P or an Aa2 rating by Moody's, or better rated credit at the time of acquisition thereof, and (ix) shares of any mutual fund that has its assets primarily invested in the types of investments referred to in the preceding clauses (i) through (viii).

          "Closing Date" means the date on which the Lead Agent shall have
           ------------
received the documents specified in or pursuant to Section 3.1.

          "Commitment" means, with respect to each Bank, the amount committed by
           ----------
such Bank pursuant to this Agreement with respect to any Loans, as such amount may be reduced from time to time pursuant to Section 2.10.

          "Committed Borrowing" has the meaning set forth in Section 1.3.
           -------------------

          "Commitment Increase" has the meaning set forth in Section 9.14(b).
           -------------------

          "Committed Loan" means a Loan made or to be made by a Bank pursuant to
           --------------
Section 2.1(a); provided that, if any such Loan or Loans (or portions thereof)
                --------
are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting
      --------------
from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

          "Consolidated Subsidiary" means, at any date and as to any specified
           -----------------------
Person, any Subsidiary or other Person which is consolidated with the specified Person in accordance with GAAP.

          "Consolidated Tangible Net Worth" means, at any date, the consolidated
           -------------------------------
stockholders' or partners' equity of the Borrower, the Guarantor, and their Consolidated Subsidiaries, less their Intangible Assets, all determined in accordance with GAAP as of such date. For purposes of this definition "Intangible Assets" means with respect to any such intangible assets, the amount
 -----------------
(to the extent reflected in determining such consolidated stockholders' or partners' equity) of (i) all write-ups after the date hereof in the book value of any asset owned by the Borrower, the Guarantor or a Consolidated Subsidiary and (ii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

          "Contingent Obligation" as to any Person means, without duplication,
           ---------------------
(i) any contingent obligation of such Person shown on such Person's balance sheet in accordance with GAAP, and (ii) any obligation disclosed in the footnotes to such Person's financial statements in accordance with GAAP, guarantying partially or in whole any Debt, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person. The amount of any Contingent Obligation described in the preceding clause (ii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the Applicable Interest Rate, through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of the Borrower and the Guarantor required to be delivered pursuant to Section 5.1 hereof. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Contingent Obligations unless and until a claim for payment or performance has been made thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. Subject to the preceding sentence, (x) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is recourse, directly or indirectly to the Borrower or the Guarantor), the amount of the guaranty shall be deemed to be 100% thereof unless and only to the extent that such other Person has delivered Cash or Cash Equivalents to secure all or any part of such Person's guaranteed obligations, (y) in the case of joint and several guarantees given by a Person in whom the Borrower owns an interest (which guarantees are non-recourse to the Borrower or the Guarantor), to the extent the guarantees, in the aggregate, exceed 15% of total real estate investments, the amount in excess of 15% shall be deemed to be a Contingent Obligation of the Borrower or the Guarantor, and (z) in the case of a guaranty (whether or not joint and several) of an obligation otherwise constituting Debt of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obliga-tion constituting Debt of such Person. Notwithstanding anything contained herein to the contrary, "Contingent Obligations" shall not be deemed to include guarantees of Unused Commitments or of construction loans to the extent the same have not been drawn.

          "Debt" of any Person means, without duplication, (A) as shown on such
           ----
Person's consolidated balance sheet (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property and, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full in the case of a construction loan), (B) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder,
(C) all Contingent Obligations of such Person, (D) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements), currency swaps and similar agreements which were not entered into specifically in connection with Debt set forth in clauses (A), (B) or (C) hereof. For purposes of this Agreement, Debt (other than Contingent Obligations) of the Borrower shall be deemed to include only the Borrower's or the Guarantor's pro rata share (such share being based upon the Borrower's or
                --- ----
the Guarantor's, as the case may be, percentage ownership interest) of the Debt of any Person in which the Borrower or the Guarantor, directly or indirectly, owns an interest, provided that such Debt is nonrecourse, both directly and indirectly, to the Borrower or the Guarantor.

          "Declining Bank" has the meaning set forth in Section 9.14(b) hereof.
           --------------

          "Default" means any condition or event which constitutes an Event of
           -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Designated Lender" means a special purpose corporation that (i) shall
           -----------------
have become a party to this Agreement pursuant to Section 9.6(d), and (ii) is not otherwise a Bank.

          "Designated Lender Notes" means promissory notes of the Borrower,
           -----------------------
substantially in the form of Exhibit A-3 hereto, evidencing the obligation of
                             -----------
the Borrower to repay Money Market Loans made by Designated

Lenders, and "Designated Lender Note" means any one of such promissory notes
              ----------------------
issued under Section 9.6(d) hereof.

          "Designating Lender" has the meaning set forth in Section 9.6(d)
           ------------------
hereof.

          "Designation Agreement" means a designation agreement in substantially
           ---------------------
the form of Exhibit G attached hereto, entered into by a Bank and a Designated
            ---------
Lender and accepted by the Lead Agent.

          "Domestic Business Day" means any day except a Saturday, Sunday or
           ---------------------
other day on which commercial banks in New York City are authorized by law to close.

          "Domestic Lending Office" means, as to each Bank, its office located
           -----------------------
within the United States at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office within the United States as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Lead Agent; provided that no Bank shall be permitted to change its Domestic Lending Office if as a result of such change either (i) pursuant to the provisions of Section 8.1 or Section 8.2, Borrower would be unable to maintain any Loans as Euro-Dollar Loans or (ii) Borrower would be required to make any payment to such Bank pursuant to the provisions of Section 8.3 or Section 8.4.

          "Environmental Affiliate" means any partnership, joint venture, trust
           -----------------------
or corporation in which an equity interest is owned by the Borrower, either directly or indirectly.

          "Environmental Claim" means any notice, claim, demand or similar
           -------------------
communication (written or oral) against the Borrower, any of the Environmental Affiliates, or Indemnitee by any Person alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damage, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or release, caused by the Borrower or any of the Environmental Affiliates, into the environment, of any material amount of Material of Environmental Concern at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation or alleged violation, by the Borrower or any of the Environmental Affiliates, of any Environmental Law, in each case as to which would reasonably be expected to have a Material Adverse Effect.

          "Environmental Laws" means any and all federal, state, local and
           ------------------
foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to Releases of Materials of Environmental Concern into the environment, including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Material of Environmental Concern or hazardous wastes or the clean-up or other remediation thereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, or any successor statute.

          "ERISA Group" means the Borrower, any Subsidiary of the Borrower and
           -----------
all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary of the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

          "Euro-Dollar Borrowing" has the meaning set forth in Section 1.3.
           ---------------------

          "Euro-Dollar Business Day" means any Domestic Business Day on which
           ------------------------
commercial banks are open for international business (including dealings in dollar deposits) in London.

          "Euro-Dollar Lending Office" means, as to each Bank, its office,
           --------------------------
branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Lead Agent; provided that no Bank shall be permitted to change its Euro-Dollar Lending Office if as a result of such change either (i) pursuant to the provisions of Section 8.1 or Section 8.2, Borrower would be unable to maintain any Loans as Euro-Dollar Loans or (ii) Borrower would be required to make any payment to such Bank pursuant to the provisions of Sections 8.3 or
Section 8.4.

          "Euro-Dollar Loan" means a Committed Loan to be made or to be made by
           ----------------
a Bank as a Euro-Dollar Loan in accordance with the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

          "Euro-Dollar Reserve Percentage" has the meaning set forth in Section
           ------------------------------
2.6(c).

          "Event of Default" has the meaning set forth in Section 6.1.
           ----------------

          "Extension Date" has the meaning set forth in Section 2.8(b).
           --------------

          "Extension Fee" means a fee in an amount equal to twenty-five basis
           -------------
points (0.25%) due and payable on the aggregate amount of the continuing Commitments on the date the Termination Date is extended pursuant to the terms of Section 2.8(b) hereof.

          "Extension Notice" has the meaning set forth in Section 2.8(b).
           ----------------

          "Extension Option" has the meaning set forth in Section 2.8(b).
           ----------------

          "Facility" means the revolving credit facility established pursuant to
           --------
this Agreement.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic
                          --------
Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan on such day for such transactions as determined by the Lead Agent.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System as constituted from time to time.

          "FFO" means "funds from operations," as defined in the National
           ---
Association of Real Estate Investment

Trusts ("NAREIT") White Paper on Funds From Operations as approved by the NAREIT
         ------
Board of Governors in October 1999.

          "FIRREA" means the Financial Institutions Reform, Recovery and
           ------
Enforcement Act of 1989, as amended.

          "FMV Cap Rate" means 9.25% per annum.
           ------------

          "Form 10-K" means the Form 10-K for the Borrower, dated as of December
           ---------
31, 1999.

          "GAAP" means generally accepted accounting principles recognized as
           ----
such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any Federal, state or local government
           ----------------------
or any other political subdivision thereof or agency exercising executive, legislative, judicial, regulatory or administrative functions having jurisdiction over the Borrower or any Real Property Asset.

          "Group of Loans" means, at any time, a group of Loans consisting of
           --------------
(i) all Committed Loans which are Base Rate Loans at such time or (ii) all Committed Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Committed Loan of any particular Bank is
           --------
converted to or made as a Base Rate Loan pursuant to Section 8.2 or 8.4, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

          "Guarantor" means Cabot Industrial Trust, a Maryland real estate
           ---------
investment trust, and its successors.

          "Guaranty" means that certain Guaranty of Payment, dated as of the
           --------
date hereof, made by the Guarantor to and in favor of the Lead Agent, as the same may from time to time hereafter be modified, supplemented or amended.

          "Indemnitee" has the meaning set forth in Section 9.3(b).
           ----------

          "Initial Commitments" means the Commitments existing as of the Closing
           -------------------
Date which in the aggregate shall be equal to the Maximum Facility Amount as of the Closing Date.

          "Interest Period" means:  (1) With respect to each Euro-Dollar
           ---------------
Borrowing, the period commencing on the date of such Borrowing specified in the Notice of Committed Borrowing or the date of continuation or conversion specified in the Notice of Interest Rate Election, as the case may be, and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Committed Borrowing or in the Notice of Interest Rate Election; provided that:
          --------

          (a) any Interest Period that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period that begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

          (c) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then, without affecting the Borrower's liability under Section 2.12 for any sums which, but for the application of this subsection (c) would be due from the Borrower, (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above; and

          (d) any Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date.

(2) With respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing specified in the Notice of Committed Borrowing or Notice of Interest Rate Election and ending 30 days thereafter; provided that:
                                                      --------

          (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

          (b) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then (i) the principal amount (if any) of each Base Rate Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Base Rate Loan shall have an Interest Period determined as set forth above; and

          (c) any Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date.

(3) With respect to each Money Market LIBOR Loan, the period commencing on the date of such Borrowing specified in the applicable Notice of Money Market Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with Section 2.1(c); provided that:
                                     --------

          (a) any Interest Period that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period that begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

          (c) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then, without affecting the Borrower's liability under Section 2.12 for any sums which, but for the application of this subsection (c) would be due from the Borrower, (i) the principal amount (if any) of each Money Market LIBOR Loan required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder (if any) of each such Money Market LIBOR Loan shall have an Interest Period determined as set forth above; and

          (d) any Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date.

(4) With respect to each Money Market Absolute Rate Loan, the period commencing on the date of such Borrowing specified in the applicable Notice of Money Market Borrowing and ending such number of days thereafter (but not less than fourteen
(14) days or more than one hundred eighty (180) days) as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with Section 2.1(c); provided that:
        --------

          (a) any Interest Period that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

          (b) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then (i) the principal amount (if any) of each Money Market Absolute Rate Loan required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder (if any) of each such Money Market Absolute Rate Loan shall have an Interest Period determined as set forth above; and

          (c) any Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended, or any successor statute.

          "Investment Grade Rating" means a rating for a Person's senior long-
           -----------------------
term unsecured debt of BBB- or better from S&P, and a rating of Baa3 or better from Moody's, if ratings from both of such Rating Agencies are obtained.

          "Invitation for Money Market Quotes" has the meaning set forth in
           ----------------------------------
Section 2.1(c).

          "Lead Agent" means Morgan Guaranty Trust Company of New York in its
           ----------
capacity as Lead Agent for the Banks hereunder, and its successors in such capacity.

          "LIBOR Auction" means a solicitation of Money Market Quotes setting
           -------------
forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.1(c).

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, each of the Borrower, the Guarantor and their Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means a Base Rate Loan, a Euro-Dollar Loan, a Swing Loan or a
           ----
Money Market Loan and "Loans" means Base Rate Loans, Euro-Dollar Loans, Swing
                       -----
Loans or Money Market Loans or any combination of the foregoing.

          "Loan Documents" means this Agreement, the Notes, the Guaranty and any
           --------------
related documents.

          "London Interbank Offered Rate" has the meaning set forth in Section
           -----------------------------
2.6(c).

          "Mandatory Prepayment Event" has the meaning set forth in Section 2.9.
           --------------------------

          "Margin Stock" shall have the meaning provided such term in Regulation
           ------------
U of the Federal Reserve Board.

          "Material Adverse Effect" means a material adverse effect upon (i) the
           -----------------------
business, operations, properties or assets of the Borrower and/or the Guarantor or (ii) the ability of the Borrower and/or the Guarantor to perform its obligations hereunder in all material respects, including to pay interest and principal.

          "Material Plan" means at any time a Plan having aggregate Unfunded
           -------------
Liabilities in excess of $5,000,000.

          "Material of Environmental Concern" means and includes pollutants,
           ---------------------------------
contaminants, hazardous wastes, and hazardous substances, including petroleum, its derivatives, by-products and other hydrocarbons.

          "Maturity Date" has the meaning set forth in Section 2.8.
           -------------

          "Maximum Facility Amount" means from time to time the lesser of (i)
           -----------------------
the aggregate of all Commitments, as such Commitments may be reduced at the Borrower's option pursuant to Section 2.10 hereof, and (ii) Three Hundred Twenty-Five Million Dollars ($325,000,000), subject to adjustment in accordance with the provisions of Section 9.14 hereof.

          "Minority Holdings" means partnerships, limited liability companies
           -----------------
and corporations, equity interests which are held or owned by the Borrower or the Guarantor which are not consolidated with the Borrower or the Guarantor on their consolidated financial statements.

          "Money Market Absolute Rate" has the meaning set forth in Section
           --------------------------
2.1(c).

          "Money Market Absolute Rate Loan" means a loan made or to be made by a
           -------------------------------
Bank pursuant to an Absolute Rate Auction.

          "Money Market Lending Office" means, as to each Bank, its Domestic
           ---------------------------
Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Lead Agent; provided that any Bank may from time to time by notice to
                    --------
the Borrower and the Lead Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

          "Money Market LIBOR Loan" means a loan made or to be made by a Bank
           -----------------------
pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 2.1(c)).

          "Money Market Loan" means a Money Market LIBOR Loan or a Money Market
           -----------------
Absolute Rate Loan.

          "Money Market Margin" has the meaning set forth in Section 2.1(c).
           -------------------

          "Money Market Quote" means an offer by a Bank to make a Money Market
           ------------------
Loan in accordance with Section 2.1(c).

          "Money Market Quote Request" has the meaning set forth in Section
           --------------------------
2.1(c).

          "Moody's" means Moody's Investors Service, Inc. or any successor
           -------
thereto.

          "Morgan" means Morgan Guaranty Trust Company of New York, in its
           ------
individual capacity.

          "Multiemployer Plan" means at any time an employee pension benefit
           ------------------
plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five (5) year period.

          "Net Offering Proceeds" means all cash or other assets received by the
           ---------------------
Borrower or the Guarantor after the date hereof as a result of the sale of common shares of beneficial interest, preferred shares of beneficial interest, partnership interests, limited liability company interests, or other ownership or equity interests in the Borrower or the Guarantor (or evidence of indebtedness of the Borrower or the Guarantor convertible into any of the foregoing) less customary costs and discounts of issuance paid by the Borrower
           ----
or the Guarantor, as the case may be.

          "Net Operating Income" means, as of any date of determination with
           --------------------
respect to any Real Property Asset, Property Income for the previous four (4) consecutive quarters (unless otherwise herein provided), including the quarter then ended, but less Property Expenses for the previous four (4) consecutive quarters (unless otherwise herein provided), including the quarter then ended; provided, however, that if the date of determination is less than 45 days after
--------  -------
the last day of the preceding quarter and the Borrower has not submitted to the Lead Agent the reports required under Section 5.1(a) or 5.1(b) hereof (as applicable) for such preceding quarter, then, in determining Net Operating Income, Property Income and Property Expenses for the immediately preceding quarter shall not be included and Net Operating Income shall be determined from Property Income and Property Expenses for the four (4) quarters prior to such immediately preceding quarter.

          "New Acquisitions" has the meaning set forth in Section 5.14.
           ----------------

          "Non-Recourse Debt" means Debt of the Borrower, the Guarantor or their
           -----------------
Consolidated Subsidiaries for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Debt (subject to such limited exceptions to the non-recourse nature of such Debt such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Debt).

          "Notes" means, collectively, the promissory notes of the Borrower,
           -----
substantially in the form of Exhibit A-1 hereto with respect to the Swing Lender
                             -----------
and Exhibit A-2 hereto with respect to any other Bank, evidencing the obligation
    -----------
of the Borrower to repay the Loans and "Note" means any one of such promissory
                                        ----
notes issued hereunder.

          "Notice of Borrowing"  means a "Notice of Committed Borrowing" (as
           -------------------            -----------------------------
defined in Section 2.2) or a "Notice of Money Market Borrowing" (as defined in
                              --------------------------------
Section 2.1(c)).

          "Notice of Interest Rate Election" has the meaning set forth in
           --------------------------------
Section 2.14(a).

          "Obligations" means all obligations, liabilities and indebtedness of
           -----------
every nature of the Borrower and the Guarantor, from time to time owing to any Bank under or in connection with this Agreement or any other Loan Document, including, without limitation, (i) the outstanding principal amount of the Committed Loans at such time, plus (ii) the outstanding principal amount of any Money Market Loans at such time.

          "Outstanding Balance" means the aggregate outstanding and unpaid
           -------------------
principal balance of all Loans.

          "Parent" means, with respect to any Bank, any Person controlling such
           ------
Bank.

          "Participant" has the meaning set forth in Section 9.6(b).
           -----------

          "Partnership Documents" means (i) that certain Second Amended and
           ---------------------
Restated Agreement of Limited Partnership of the Borrower, dated as of February 4, 1998, as amended by the First Amendment, dated as of April 29, 1999, by the Second Amendment dated as of September 3, 1999, by the Third Amendment dated as of September 27, 1999, by the Fourth Amendment dated as of December 9, 1999, by the Fifth Amendment dated as of December 22, 1999, by the Sixth Amendment dated as of March 23, 2000, and by the Seventh Amendment dated as of May 25, 2000 and
(ii) that certain Certificate of Limited Partnership of the Borrower, dated as of October 3, 1997, and filed with the Secretary of State of the State of Delaware on Octo-ber 9, 1997, as amended by that certain Certificate of Correction to the Certificate of Limited Partnership of the Borrower, dated as of October 15, 1997, and filed with the Secretary of State of the State of Delaware on October 14, 1997, each as the same may hereafter be amended, restated, supplemented or otherwise modified with the consent of the Lead Agent to the extent expressly required hereby.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity
           ----
succeeding to any or all of its functions under ERISA.

          "Permitted Liens" means: (a) Liens in favor of the Borrower on all or
           ---------------
any part of the assets of Subsidiaries of the Borrower, provided that (i) the Debt to which such Lien relates is held by the Borrower, (ii) such Debt is not otherwise pledged or encumbered, and (iii) no more than 5% of the Unencumbered Asset Pool Properties Value may be subject to any such Liens; (b) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds, completion bonds, government contracts or other obligations of a like nature, including Liens in connection with workers' compensation, unemployment insurance and other types of statutory obligations or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Debt) and other similar obligations incurred in the ordinary course of business;
(c) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (d) Liens on property of the Borrower, the Guarantor or any Subsidiary thereof in favor of the Federal or any state government to secure certain payments pursuant to any contract, statute or regulation; (e) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights of way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower, the Guarantor or any Subsidiary thereof and which do not materially detract from the value of the property to which they attach or materially impair the use thereof by the Borrower, the Guarantor or any Subsidiary thereof; (f) non-consensual Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other Liens imposed by law and arising in the ordinary course of business, for sums not then due and payable (or which, if due and payable, are being contested in good faith and with respect to which adequate reserves are being maintained to the extent required by GAAP); (g) Liens not otherwise permitted by this definition and incurred in the ordinary course of business of any or all of the Borrower, the Guarantor or any Subsidiary thereof with respect to obligations which do not exceed $500,000 in principal amount in the aggregate at any one time outstanding; and (h) the interests of lessees and lessors under leases of real or personal property made in the ordinary course of business which would not reasonably be expected to have a Material Adverse Effect.

          "Person" means an individual, a corporation, a partnership, a limited
           ------
liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Plan" means at any time an employee pension benefit plan (other than
           ----
a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five (5) years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Prime Rate" means the rate of interest publicly announced by Morgan
           ----------
in New York City from time to time as its prime rate.

          "Pro-Forma Debt Service" means the amount determined by applying a
           ----------------------
twenty-five (25) year mortgage style amortization schedule to the Outstanding Balance as of the last day of each calendar quarter, using an interest rate equal to the greater of (i) the Treasury Rate plus 1.75%, and (ii) the actual rate of interest in effect with respect to such Outstanding Balance as of the last day of such quarter, all determined on an annualized basis.

          "Property Expenses" means, when used with respect to any Real Property
           -----------------
Asset, the costs of maintaining such Real Property Asset which are the responsibility of the owner thereof and that are not paid directly by any tenant thereof, including, without limitation, expenses for taxes, insurance, management, repairs and maintenance, provided that if such tenant is more than sixty (60) days in arrears in the payment of base or fixed rent, then such costs will also constitute "Property Expenses", but excluding depreciation, amortization and interest costs. Notwithstanding the foregoing, in determining Property Expenses, management fees shall be deemed to be equal to the greater of (i) the actual management fees payable with respect to the Real Property Assets and (ii) management fees in an amount equal to 1.75% of Property Income for the period in question.

          "Property Income" means, when used with respect to any Real Property
           ---------------
Asset, cash rents and other cash revenues received in the ordinary course therefrom, including, without limitation, revenues from any parking leases and lease termination fees amortized over the remaining term of the lease for which such termination fee was received (other than prepaid rents and revenues and security deposits, except to the extent applied in satisfaction of tenants' obligations for rent).

          "Rating Agencies" means, collectively, S&P, Moody's and Fitch
           ---------------
Investors Services, Inc., or any successor to the foregoing.

          "Real Property Assets" means, as of any time, the real property assets
           --------------------
owned directly or indirectly by the Borrower or the Guarantor at such time.

          "Recourse Debt" shall mean Debt of the Borrower, the Guarantor or any
           -------------
of their Consolidated Subsidiaries that is not Non-Recourse Debt.

          "Reference Bank" means the principal London offices of Morgan.
           --------------

          "Refunded Swing Loan" has the meaning set forth in Section 2.1(a).
           -------------------

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System, as in effect from time to time.

          "Release" means any release, spill, emission, leaking, pumping,
           -------
pouring, dumping, emptying, deposit, discharge, leaching or migration.

          "Required Banks" means, at any time, Banks having more than 50% of the
           --------------
aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 50% of the aggregate unpaid principal amount of the Loans.

          "Required Occupancy Level" means, with respect to any Unencumbered
           ------------------------
Asset Pool Property, that during any
twelve (12) month period, no less than an average of 85% of the rentable square feet of such Unencumbered Asset Pool Property is occupied by tenants pursuant to written leases for which no material default has occurred beyond any applicable notice and cure periods.

          "Requirements" means all present and future laws, statutes, codes,
           ------------
ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements of every Governmental Authority having jurisdiction over any Real Property Asset and all restrictive covenants applicable to any Real Property Asset.

          "REOC" shall mean a "real estate operating company" within the meaning
           ----
of Regulations Section 2510.3-101(e) of the Plan Asset Regulations.

          "Secured Debt" means Debt of a Person which is secured by a Lien.
           ------------

          "Securities" means any stock, shares, voting trust certificates,
           ----------
partnership interests, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities", including, without limitation, any "security" as such term is defined in Section 8-102 of the Uniform Commercial Code, or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include the Notes or any other evidence of the Obligations.

          "Separate Parcel" means a Real Estate Asset that is a single, legally
           ---------------
subdivided, separately zoned parcel that can be legally transferred or conveyed separate and distinct from any other Real Estate Asset without benefit of any other Real Estate Asset.

          "Solvent" means, with respect to any Person, that the fair saleable
           -------
value of such Person's assets exceeds the Debts of such Person.

          "S&P" means Standard & Poor's Ratings Services, a division of The
           ---
McGraw-Hill Companies, Inc., or any successor thereto.

          "Subsequent Additional Commitment Amount" has the meaning set forth in
           ---------------------------------------
Section 9.14(a).

          "Subsequent Additional Commitment Notice" has the meaning set forth in
           ---------------------------------------
Section 9.14(a).

          "Subsequent Additional Commitments" has the meaning set forth in
           ---------------------------------
Section 9.14(a).

          "Subsidiary" means any corporation or other entity of which securities
           ----------
or other ownership interests representing either (i) ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) a majority of the economic interest therein, are at the time directly or indirectly owned by the Borrower or the Guarantor, as applicable.

          "Super-Required Banks" means at any time Banks having at least 66 2/3%
           --------------------
of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 66 2/3% of the aggregate unpaid principal amount of the Outstanding Balance.

          "Swing Lender" means Morgan Guaranty Trust Company of New York, in its
           ------------
capacity as the Swing Lender under the Swing Loan facility described in Section 2.1(a)(ii), and its successors in such capacity.

          "Swing Loan" means a Loan made by the Swing Lender pursuant to Section
           ----------
2.1(a)(ii).

          "Swing Loan Commitment" means the lesser of (a) $15,000,000 and (b)
           ---------------------
the aggregate amount of the unused Commitments, as such amount may be reduced from time to time pursuant to Section 2.10.

          "Swing Loan Refund Amount" has the meaning set forth in Section
           ------------------------
2.1(a)(iii).

          "Syndication Expiration Date" has the meaning set forth in Section
           ---------------------------
9.14(a) hereof.

          "Tangible FMV" means the sum of:
           ------------

               (v) with respect to Real Property Assets owned by the Borrower, the Guarantor or any of their Consolidated Subsidiaries for a period of at least four (4) fiscal quarters, the quotient of Net Operating Income with respect to Real Property Assets (and the Borrower's and the Guarantor's pro rata share of
                                                             --- ----
net operating income from the real property assets of any Minority Holdings of the Borrower, the Guarantor or any of their Consolidated Subsidiaries) determined as of the last day of the previous calendar quarter, less replacement
                                                                ----
reserves of $.20 per square foot per annum for each Real Property Asset (and the Borrower's and the Guarantor's
pro rata share of replacement reserves for the real property assets of any
--- ----
Minority Holdings of the Borrower, the Guarantor or their Consolidated Subsidiaries), divided by the FMV Cap Rate, and

               (w) with respect to Real Property Assets owned by the Borrower, the Guarantor or any of their Consolidated Subsidiaries for a period of less than four (4) fiscal quarters and more than one (1) fiscal quarter, the lesser of (i) the quotient of Net Operating Income with respect to Real Property Assets (and the Borrower's and the Guarantor's pro rata share of net operating income
                                        --- ----
from the real property assets of any Minority Holdings of the Borrower, the Guarantor or any of their Consolidated Subsidiaries) determined as of the last day of the previous calendar quarter, on an annualized basis, less replacement
                                                              ----
reserves of $.20 per square foot per annum for each Real Property Asset (and the Borrower's and the Guarantor's pro rata share of replacement reserves for the
                               --- ----
real property assets of any Minority Holdings of the Borrower, the Guarantor or their Consolidated Subsidiaries), divided by the FMV Cap Rate, and (ii) the purchase price actually paid by the Borrower, the Guarantor or any of their Consolidated Subsidiaries (as applicable) for such Real Property Asset, and

               (x) with respect to Real Property Assets owned by the Borrower, the Guarantor or any of their Consolidated Subsidiaries for a period of less than one (1) fiscal quarter, the purchase price actually paid by the Borrower, the Guarantor or any of their Consolidated Subsidiaries (as applicable) for such Real Property Assets, and

               (y) with respect to Real Property Assets on which construction has commenced or is scheduled to commence within three (3) months, but with respect to which no certificate of occupancy has been obtained, that are owned by the Borrower, the Guarantor or any of their Consolidated Subsidiaries, the actual cost basis to the Borrower, the Guarantor or any of their Consolidated Subsidiaries of such Real Property Assets (and the Borrower's and the Guarantor's pro rata share of the actual cost basis for the real property assets
            --- ----
of any Minority Holdings of the Borrower, the Guarantor or their Consolidated Subsidiaries), and

               (z) Cash or Cash Equivalents of the Borrower, the Guarantor and their Consolidated Subsidiaries as of the date of determination.

          "Target Facility Amount" has the meaning set forth in Section 9.14(a)
           ----------------------
hereof.

          "Term" has the meaning set forth in Section 2.8.
           ----

          "Title Company" means a title insurance company of recognized national
           -------------
standing.

          "Title Commitment" means, for each Unencumbered Asset Pool Property,
           ----------------
an ALTA fee or leasehold title commitment or title policy issued by the Title Company at the time of acquisition by the Borrower, the Guarantor or, if applicable, a Subsidiary of either.

          "Total Debt Ratio" means the ratio, as of the date of determination,
           ----------------
of (i) the sum of (x) the aggregate Debt of the Borrower, the Guarantor and their respective Consolidated Subsidiaries and (y) the Borrower's and the Guarantor's pro rata share of the Debt of any Minority Holdings of the Borrower
            --- ----
or the Guarantor to (ii) the Tangible FMV of the Borrower, the Guarantor and their Consolidated Subsidiaries.

          "Total Debt Service" shall mean, as of the last day of each calendar
           ------------------
quarter, an amount equal to the sum of (i) all interest (whether accrued, paid or capitalized) actually payable by Borrower and/or the Guarantor on their respective Debt for the previous four (4) consecutive quarters, including the quarter then ended, plus (ii) scheduled payments of principal on such Debt,
                    ----
whether or not paid by the Borrower and/or the Guarantor (excluding balloon or similar payments) for the previous four (4) consecutive quarters, including the quarter then ended.

          "Treasury Rate" means, as of any date, a rate equal to the annual
           -------------
yield to maturity on the U.S. Treasury Constant Maturity Series with a ten (10) year maturity, as such yield is reported in Federal Reserve Statistical Release
H.15 -- Selected Interest Rates, published most recently prior to the date the applicable Treasury Rate is being determined. Such yield shall be determined by straight line linear interpolation between the yields reported in Release H.15, if necessary. In the event Release H.15 is no longer published, the Lead Agent shall select, in its reasonable discretion, an alternate basis for the determination of Treasury yield for U.S. Treasury Constant Maturity Series with ten (10) year maturities.

          "Unencumbered Asset Pool Net Operating Cash Flow" means, as of any
           -----------------------------------------------
date of determination with respect to the Unencumbered Asset Pool Properties, Property Income with respect to the Unencumbered Asset Pool Properties for the previous four (4) consecutive quarters (except as provided below), including the quarter then ended, but less (x) Property Expenses with respect to the Unencumbered Asset Pool Prop-
erties for the previous four (4) consecutive quarters (except as provided below), including the quarter then ended, and (y) the greater of (i) Capital Expenditures which are not related to new construction for the previous four (4) consecutive quarters, including the quarter then ended, and (ii) reserves for Capital Expenditures of $0.20 per square foot per annum for each Unencumbered Asset Pool Property; provided, however, that if the date of determination is
                     --------  -------
less than 45 days after the last day of the preceding quarter and the Borrower has not submitted to the Lead Agent the reports required under Section 5.1(a) or 5.1(b) hereof (as applicable) for such preceding quarter, then, in determining Unencumbered Asset Pool Net Operating Cash Flow, the Property Income, Property Expenses and Capital Expenditures for the immediately preceding quarter shall not be included and Unencumbered Asset Pool Net Operating Cash Flow shall be determined from Property Income, Property Expenses and Capital Expenditures for the four (4) quarters prior to such immediately preceding quarter. Notwithstanding the foregoing, with respect to any Unencumbered Asset Pool Property owned by the Borrower, the Guarantor or any of their Consolidated Subsidiaries for a period of less four (4) fiscal quarters, but more than one
(1) fiscal quarter, Unencumbered Asset Pool Net Operating Cash Flow shall be determined in a manner consistent with the foregoing calculation utilizing annualized Property Income, Property Expenses and Capital Expenditures (or, if greater, reserves for Capital Expenditures) for the relevant period of the Borrower's, the Guarantor's or any of their Consolidated Subsidiaries' ownership of such Unencumbered Asset Pool Property, provided such period shall be at least one (1) fiscal quarter.

          "Unencumbered Asset Pool Properties" means, as of any date, the Real
           ----------------------------------
Property Assets listed in Exhibit B attached hereto and made a part hereof, each
                          ---------
of which is 100% owned in fee (or leasehold in the case of assets listed as such on Exhibit B) by the Borrower, the Guarantor or any of their wholly owned
   ---------
Subsidiaries and each of which is not subject to any Lien (other than Permitted Liens), subject to adjustment as set forth herein, together with all Real Property Assets that qualify hereunder as Unencumbered Asset Pool Properties and as to which the Lead Agent has received notice.

          "Unencumbered Asset Pool Properties Value" means:
           ----------------------------------------

               (i) with respect to the Unencumbered Asset Pool Properties owned by the Borrower, the Guarantor or any of their Consolidated Subsidiaries for a period of at least four (4) fiscal quarters, the quotient of (x) Net Operating Income with respect to the Unencumbered Asset Pool Properties less replacement reserves of $.20 per square foot per annum for each such Unencumbered Asset Pool Property and (y) the FMV Cap Rate,

               (ii) with respect to Unencumbered Asset Pool Properties owned by the Borrower, the Guarantor or any of their Consolidated Subsidiaries for a period of less than four (4) fiscal quarters and more than one (1) fiscal quarter, the lesser of (A) the quotient of (x) Net Operating Income with respect to the Unencumbered Asset Pool Properties on an annualized basis based upon Net Operating Income for the period of such Person's ownership of the Unencumbered Asset Pool Property in question less replacement reserves of $.20 per square foot per annum for each such Unencumbered Asset Pool Property and (y) the FMV Cap Rate and (B) the purchase price actually paid by the Borrower, the Guarantor or any of their Consolidated Subsidiaries (as applicable) for such Unencumbered Asset Pool Property, and

               (iii) with respect to Unencumbered Asset Pool Properties owned by the Borrower, the Guarantor or any of their Consolidated Subsidiaries for a period of less than one (1) fiscal quarter, the purchase price actually paid by the Borrower, the Guarantor or any of their Consolidated Subsidiaries (as applicable) for such Unencumbered Asset Pool Property.

          "Unimproved Land" means, as of any given date, Real Property Assets
           ---------------
upon which no material improvements have been constructed and as to which no construction of material improvements has been or is expected to be commenced in a material way within ninety (90) days from such date and such Real Property Assets will continue to be deemed Unimproved Land until such time as the chief financial officer of the Borrower shall certify to the Lead Agent that construction of material improvements has commenced thereat in a material way.

          "Unfunded Liabilities" means, with respect to any Plan at any time,
           --------------------
the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

          "United States" means the United States of America, including the
           -------------
States and the District of Columbia, but excluding its territories and possessions.

          "Unsecured Debt" means all Debt which is not secured by a Lien.
           --------------

          "Unsecured Debt Ratio" means, as of any date of determination, the
           --------------------
ratio (expressed as a percentage) of the aggregate amount of Unsecured Debt of the Borrower, the Guarantor and their Consolidated Subsidiaries outstanding as of such date of determination to the Unencumbered Asset Pool Properties Value as of the date of determination.

          "VCOC" shall mean a "venture capital operating company" within the
           ----
meaning of Section 2510.3-101(d) of Department of Labor regulations.

     SECTION 1.2.  Accounting Terms and Determinations.  Unless otherwise
                   -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes the Borrower's independent public accountants concur with) with the most recent audited consolidated financial statements of the Borrower delivered to the Lead Agent and the Banks; provided that, if the Borrower notifies the Lead Agent and the Banks that the
--------
Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Lead Agent notifies the Borrower that the Required Banks wish to amend Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

     SECTION 1.3.  Types of Borrowings.  The term "Borrowing" denotes the
                   -------------------             ---------
aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article II (including any Swing Loan made solely by the Swing Lender) on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of
                ----     ---------------------
Euro-Dollar Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a
                                     ----     -------------------
Borrowing under Section 2.1(a) in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section
                            ----------------------
2.1(c), and a "Swing Borrowing" is a Borrowing under Section 2.3 in which only
               ---------------
the Swing Lender participates (subject to the provisions of Section 2.1(b)).


                                  ARTICLE II

                                  THE CREDITS

     SECTION 2.1.  Commitments to Lend.
                   -------------------

          (a)  (i) Committed Loans.  Each Bank severally agrees, on the terms
                   ---------------
and conditions set forth in this Agreement, to make Committed Loans to the Borrower pursuant to this Section 2.1(a) from time to time during the Term, but not more frequently than three (3) times in any given thirty (30) day period, in amounts such that the aggregate principal amount of the Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. The Outstanding Balance shall not at any time exceed the Available Facility. Each Committed Borrowing under this subsection (a) shall be in an aggregate principal amount of at least $2,500,000, or an integral multiple of $1,000,000 in excess thereof, and shall be made from the several Banks ratably in proportion to their respective Commitments. Subject to the limitations set forth herein, any amounts repaid may be reborrowed. Notwithstanding anything to the contrary, the number of new Borrowings shall be limited to three (3) Borrowings (including Swing Loans) in any given thirty (30) day period.

          (ii) Swing Loans.  During the Term, the Swing Lender agrees, on the
               -----------
terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section 2.1(a)(ii) from time to time in amounts such that (i) the aggregate principal amount of Swing Loans does not at any time exceed the Swing Loan Commitment, and (ii) the Outstanding Balance does not exceed the Available Facility. Each Borrowing under this Section 2.1(a)(ii) shall be in an aggregate principal amount of $2,500,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate available amount of Swing Loans determined in accordance with the immediately preceding sentence). Within the foregoing limits, the Borrower may borrow under this Section

2.1(a)(ii), repay or, to the extent permitted by Section 2.10, prepay Swing Loans and reborrow at any time during the Term under this Section 2.1(a)(ii). Notwithstanding anything to the contrary contained herein, the Swing Lender shall not without the consent of the Required Banks make a Swing Loan after the occurrence and during the continuance of an Event of Default.

          (iii) Conversion of Swing Loans to Loans.  The Swing Lender shall, on
                ----------------------------------
behalf of the Borrower (which hereby irrevocably directs the Swing Lender to act on its behalf), on notice given by the Swing Lender no later than 1:00 P.M. (New York City time), on the Domestic Business Day immediately following the funding of any Swing Loan, request each Bank to make, and each Bank hereby agrees to make, a Base Rate Loan, in an amount (with respect to each Bank, its "Swing Loan
                                                                      ----------
Refund Amount") equal to such Bank's ratable share of the aggregate Commitments
-------------
with respect to the aggregate principal amount of the Swing Loans (the "Refunded
                                                                        --------
Swing Loans") outstanding on the date of such notice, to repay the Swing Lender.
-----------
Unless any of the events described in clause (f) or (g) of Section 6.1 with respect to the Borrower shall have occurred and be continuing (in which case the procedures of Section 2.1(a)(iv) shall apply), each Bank shall make such Base Rate Loan available to the Lead Agent at its address specified in or pursuant to
Section 9.1 in immediately available funds, not later than 1:00 P.M. (New York City time), on the Domestic Business Day immediately following the date of such notice. The Lead Agent shall pay the proceeds of such Base Rate Loans to the Swing Lender, which shall immediately apply such proceeds to repay Refunded Swing Loans. Effective on the day such Base Rate Loans are made, the portion of the Swing Loans so paid shall no longer be outstanding as Swing Loans, shall no longer be due as Swing Loans under the Note held by the Swing Lender, and shall be due as Base Rate Loans under the respective Notes issued to the Banks (including the Swing Lender) in accordance with their ratable share of the aggregate Commitments. The Borrower authorizes the Swing Lender to charge the Borrower's accounts with the Lead Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Loans to the extent amounts received from the Banks are not sufficient to repay in full such Refunded Swing Loans.

          (iv)  Purchase of Participations in Swing Loans. If, prior to the time
                -----------------------------------------
Loans would have otherwise been made pursuant to Section 2.1(a)(iii), one of the events described in clause (f) or (g) of Section 6.1 with respect to the Borrower shall have occurred and be continuing, each Bank shall, on the date such Loans were to have been made pursuant to the notice referred to in Section 2.1(a)(iii) (the "Refunding Date"), purchase an undivided participating interest in the Swing
 --------------
Loans in an amount equal to such Bank's Swing Loan Refund Amount. On the Refunding Date, each Bank shall transfer to the Swing Lender, in immediately available funds, such Bank's Swing Loan Refund Amount, and upon receipt thereof the Swing Lender shall deliver to such Bank a Swing Loan participation certificate dated the date of the Swing Lender's receipt of such funds and in the Swing Loan Refund Amount of such Bank.

          (v)  Payments on Participated Swing Loans. Whenever, at any time after
               ------------------------------------
the Swing Lender has received from any Bank such Bank's Swing Loan Refund Amount pursuant to Section 2.1(a)(iv), the Swing Lender receives any payment on account of the Swing Loans in which the Banks have purchased participations pursuant to
Section 2.1(a)(iv), the Swing Lender will promptly distribute to each such Bank its ratable share (determined on the basis of the Swing Loan Refund Amounts of all of the Banks) of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in
                                                    --------  -------
the event that such payment received by the Swing Lender is required to be returned, such Bank will return to the Swing Lender any portion thereof previously distributed to it by the Swing Lender.

          (vi) Obligations to Refund or Purchase Participations in Swing Loans
               ---------------------------------------------------------------
Absolute.  Each Bank's obligation to transfer the amount of a Loan to the Swing
--------
Lender as provided in Section 2.1(a)(iii) or to purchase a participating interest pursuant to Section 2.1(a)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Bank, the Borrower or any other Person may have against the Swing Lender or any other Person, other than the Swing Lender's gross negligence or willful misconduct in connection with making any such Swing Loan, (ii) the occurrence or continuance of a Default or an Event of Default or the termination or reduction of the Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person, (iv) any breach of this Agreement by the Borrower, any other Bank or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (b) Notwithstanding anything in the preceding subparagraph (a) or elsewhere in this Agreement to the contrary, (i) the Outstanding Balance shall in no event exceed (and no Bank shall be deemed to have committed to fund its pro rata share of an amount which
                                              --- ----
exceeds) the lesser of (x) an amount that would result in the violation of any provision of Section 5.8 and (y) the Available Facility and (ii) in the event that the Swing Lender funds a Swing Loan hereunder when it has actual knowledge that a monetary Default, material Default or material Event of Default (which, for the avoidance of doubt shall include any violation of any provision of
Section 5.8) has occurred and is continuing, the Banks shall have the option but not the obligation to make Base Rate Loans to fund their ratable shares of such Swing Loan as contemplated in preceding subparagraph (a)(iii).

          (c)  Money Market Borrowings.
               -----------------------

               (i)  The Money Market Option. In addition to Committed Borrowings
                    -----------------------
     pursuant to Section 2.1(a) and Section 2.3 hereof, the Borrower may, as set forth in this Section 2.1(c), request the Banks at any time or from time to time during the Term to make offers to make Money Market Loans to the Borrower, not to exceed, at such time, the Available Facility (adjusted pro rata for changes in the aggregate Commitments) less all Loans then outstanding (excluding any Loans or any portion thereof to be repaid from the proceeds of such Money Market Loans). The Banks may, but shall have no obligation to, make such offers and the Borrower, as the case may be, may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

               (ii) Money Market Quote Request.  When the Borrower wishes to
                    --------------------------
     request offers to make Money Market Loans under this Section, it shall transmit to the Lead Agent by telex or facsimile transmission a request for Money Market Quotes substantially in the form of Exhibit D hereto (each, a
                                                      ---------
     "Money Market Quote Request") so as to be received not later than 10:30
      --------------------------
     A.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Lead Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first

     LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                     (A) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction;

                     (B) the aggregate amount of such Borrowing, which shall be $5,000,000 or a larger multiple of $500,000;

                     (C) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period;

                     (D) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate; and

                     (E) whether a Bank may designate a Designated Lender in connection with such Money Market Loan.

     The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five (5) Euro-Dollar Business Days (or such other number of days as the Borrower and the Lead Agent may agree) of any other Money Market Quote Request.

               (iii) Invitation for Money Market Quotes.  Promptly upon receipt
                     ----------------------------------
     of a Money Market Quote Request, but no later than 1:00 p.m. (New York City time) on (i) the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction, or (ii) the Domestic Business Day next preceding the date of the proposed Borrowing, in the case of an Absolute Rate Auction, the Lead Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit E hereto (an "Invitation for Money Market Quotes"),
                    ---------             ----------------------------------
     which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

               (iv)  Submission and Contents of Money Market Quotes.
                     ----------------------------------------------

                    (A) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this Section 2.1(c)(iv) and must be submitted to the Lead Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.1 not later than (x) 12:00 P.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 12:00 P.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Lead Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Bank
                      --------
          that is the Lead Agent (or any affiliate of the Bank that is the Lead Agent) in its capacity of a Bank may be submitted, and may only be submitted, if the Bank that is the Lead Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than thirty (30) minutes prior to the applicable deadline for the other Banks. Subject to Articles III and VI hereof, any Money Market Quote so made shall be irrevocable except with the written consent of the Lead Agent given on the instructions of the Borrower. If, and only if, the Borrower elects in the applicable Money Market Quote Request to permit the Banks to designate Designated Lenders to fund such Money Market Loans, such Money Market Loans may be funded by such Bank's Designated Lender (if any) as provided in
          Section 9.6(d) hereof; provided, however, such Bank shall not be
                                 --------  -------
          required to specify in its Money Market Quote whether such Money
          Market Loans will be funded by such Designated Lender.

                    (B) Each Money Market Quote shall be in substantially the form of Exhibit F hereto and shall in any case specify:
                  ---------

                         (1)  the proposed date of Borrowing;

                         (2) the principal amount of the Money Market Loan for
               which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $500,000,
               (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted;

                         (3) in the case of a LIBOR Auction, the margin above or
               below the applicable London Interbank Offered Rate (the "Money
                                                                        -----
               Market Margin") offered for each such Money Market Loan,
               -------------
               expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable London Interbank Offered Rate;

                         (4) in the case of an Absolute Rate Auction, the rate
               of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money
                     --------------------------
               Market Loan; and

                         (5) the identity of the quoting Bank.

          A Money Market Quote may set forth up to five (5) separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

                    (C)  Any Money Market Quote shall be disregarded if it:

                         (1) is not substantially in conformity with Exhibit F
                                                                     ---------
               hereto or does not specify all of the information required by
               Section 2.1(c)(iv)(B) above;

                         (2) other than as set forth in clause (z) of Section
               2.1(c)(iv)(B)(2) hereof, contains qualifying, conditional or similar language;

                         (3) other than as set forth in clause (z) of Section
               2.1(c)(iv)(B)(2) hereof, proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

                         (4) arrives after the time set forth in Section
               2.1(c)(iv)(A) hereof.

               (v)  Notice to Borrower. The Lead Agent shall promptly notify the
                    ------------------
     Borrower (x) with respect to each Money Market Quote submitted in accordance with Section 2.1(c)(iv) hereof, of the terms of such Money Market Quote and the identity of the Bank submitting such Money Market Quote and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Lead Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Lead Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which Money Market Quotes have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

               (vi) Acceptance and Notice by Borrower.  Not later than 2:00 P.M.
                    ---------------------------------
     (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Lead Agent shall have mutually agreed and shall have notified the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Lead Agent of its acceptance or non-acceptance of the Money Market Quotes specified in the Lead Agent's notice to the Borrower pursuant to Section 2.1(c)(v) hereof. In the case of acceptance, such notice (a "Notice of Money Market Bor-
                     ---------------------------
     rowing") shall specify (i) the aggregate principal amount of offers for
     ------
     each Interest Period that are accepted, (ii) the intended use for the proceeds of such Money Market Borrowing, which shall be an Approved Use, and the total outstanding Money Market Borrowings for working capital purposes, and (iii) the then Unsecured Debt Ratio. The Borrower may accept any Money Market Quote in whole or in part; provided that:
                                                 --------

                    (A) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                    (B) the principal amount of each Money Market Borrowing must be $5,000,000 or a larger multiple of $500,000;

                    (C) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

                    (D) the Borrower may not accept any Money Market Quote that is described in Section 2.1(c)(iv)(C) or that otherwise fails to comply with the requirements of this Agreement.

                    For the purposes of this Section 2.1(c), all Money Market Loans made on the same date of Borrowing for the same Interest Period shall constitute a single Borrowing.

               (vii)  Allocation by Lead Agent.  If Money Market Quotes are made
                      ------------------------
     by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such Money Market Quotes are permitted to be accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such Money Market Quotes are accepted shall be allocated by the Lead Agent among such Banks as nearly as possible (in multiples of $500,000, as the Lead Agent may deem appropriate) in proportion to the aggregate principal amounts of such Money Market Quotes. Determinations by the Lead Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

               (viii) Notification by Lead Agent.  Upon receipt of a Notice of
                      --------------------------
     Money Market Borrowing in accordance with Section 2.1(c)(vii) hereof, the Lead Agent shall, on the date such Notice of Money Market Borrowing is received by the Lead Agent, notify each Bank of the principal amount of the Money Market Borrowing accepted by the Borrower and of such Bank's share (if any) of such Money Market Borrowing and such Notice of Money Market Borrowing shall not thereafter be revocable by the Borrower. Provided that the Borrower elected in the applicable Money Market Quote Request to permit the Banks to designate Designated Lenders to fund such Money Market Loans, a Bank that is notified that it has been selected to make a Money Market Loan may designate its Designated Lender (if any) to fund such Money Market Loan on its behalf, as described in Section 9.6(d). Any Designated Lender which funds a Money Market Loan shall on and after the time of such funding become the obligee in respect of such Money Market Loan and be entitled to receive payment thereof when due. No Bank shall be relieved of its obligation to fund a Money Market Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Money Market Loan is funded.

     SECTION 2.2. Notice of Committed Borrowing.  The Borrower shall give the
                   -----------------------------
Lead Agent notice (a "Notice of Committed Borrowing") not later than (A)(x)
                      -----------------------------
10:00 a.m. (New York City time) one (1) Domestic Business Day before each Base Rate Borrowing, (y) 2:00 p.m. (New York City time) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, or (B) 12:00 noon (New York City time) on the date of each Borrowing of a Swing Loan, specifying:

               (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

               (ii)   the aggregate amount of such Borrowing;

               (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans, Swing Loans or Euro-Dollar Loans;

               (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period;

               (v) the intended use for the proceeds of such Borrowing, which shall be an Approved Use, and the total outstanding Borrowings for working capital purposes; and

               (vi) the then Unsecured Debt Ratio.

          No more than two (2) Swing Loans may be borrowed during any single calendar month.

     SECTION 2.3.  Notice to Banks; Funding of Loans.
                   ---------------------------------

          (a) Upon receipt of a Notice of Committed Borrowing, the Lead Agent shall notify each Bank on the same day as it receives the Notice of Committed Borrowing of the contents thereof and of such Bank's share of such Committed Borrowing and such Notice of Committed Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 1:00 p.m. (New York City time) on the date of each Committed Borrowing (including, without limitation, each Swing Borrowing), each Bank (or, in the case of a Swing Loan, the Swing Lender) shall make available its share of such Committed Borrowing, in Federal or other funds immediately available in New York City, to the Lead Agent at its address referred to in
Section 9.1. Not later than 2:00 p.m. (New York City time) on the date of each Committed Borrowing, the Lead Agent will make the funds so received from the Banks available to the Borrower at the Lead Agent's aforesaid address. Upon any change in any of the Commitments in accordance herewith, there shall be an automatic adjustment to such participations to reflect such changed shares.

          (c) Unless the Lead Agent shall have received notice from a Bank prior to the date of any Committed Borrowing that such Bank will not make available to the Lead Agent such Bank's share of such Committed Borrowing, the Lead Agent may assume that such Bank has made such share available to the Lead Agent on the date of such Committed Borrowing in accordance with subsection (b) of this Section 2.3 and the Lead Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Lead Agent, such Bank and the Borrower jointly and severally agree to repay to the Lead Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Lead Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the

Federal Funds Rate and the interest rate applicable thereto pursuant to Section
2.6 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Lead Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

     SECTION 2.4.   Notes.
                    -----

          (a) The Loans shall be evidenced by the Notes, each of which shall be payable to the order of each Bank for the account of its Applicable Lending Office in an amount equal to each such Bank's Commitment.

          (b) Each Bank may, by notice to the Borrower and the Lead Agent, request that its Loans of a particular type, including Swing Loans, be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A-1
                                                                     -----------
hereto with respect to the Swing Lender and Exhibit A-2 hereto and with respect
                                            -----------
to any other Bank, with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of
        ----
such Notes, as the context may require.

          (c) Upon receipt of each Bank's Note pursuant to Section 3.1(a), the Lead Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation
             --------
or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

          (d) There shall be no more than seven (7) Euro-Dollar Borrowings outstanding at any one time pursuant to this Agreement.

     SECTION 2.5.   Maturity of Loans.  The Committed Loans shall mature, and
                    -----------------
the principal amount thereof and all other Obligations shall be due and payable, on the

Maturity Date, unless sooner due and payable in accordance with the terms hereof. Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the earlier to occur of (i) last day of the Interest Period applicable to such Money Market Borrowing or (ii) the Maturity Date.

     SECTION 2.6.   Interest Rates.
                    --------------

          (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof.

          (b) Each Swing Loan shall bear interest on the outstanding principal amount thereof at the rate applicable to Base Rate Loans, and in the case of any amount of overdue Swing Loan, overdue interest thereon at a rate per annum for each day equal to the sum of four percent (4%) plus the rate applicable to Base Rate Loans for such day.

          (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for Euro-Dollar Loans for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three (3) months, at intervals of three (3) months after the first day thereof.

          "Adjusted London Interbank Offered Rate" applicable to any Interest
           --------------------------------------
Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/10,000th of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

          "Euro-Dollar Reserve Percentage" means for any day that percentage
           ------------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          "London Interbank Offered Rate" applicable to any Interest Period
           -----------------------------
means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to the Reference Bank in the London interbank market at approximately 11:00 a.m. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          (d) Subject to Section 8.1, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.6(b) as if the related Money Market LIBOR Loan were a Euro-Dollar Loan) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.1(c). Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.1(c). Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than ninety (90) days, at intervals of ninety
(90) days after the first day thereof.

          (e) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loans and, to the extent permitted by law, overdue interest in respect of all Loans, shall bear interest at the annual rate of the sum of the Base Rate and four percent (4%).

          (f) The Lead Agent shall determine each interest rate applicable to the Loans hereunder (other than Money Market Loans). The Lead Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (g) The Reference Bank agrees to use its best efforts to furnish quotations to the Lead Agent as contemplated by this Section. If the Reference Bank does not furnish a timely quotation, the provisions of Section 8.1 shall apply.

     SECTION 2.7.   Fees.
                    ----

          (a)  Facility Fee.  During the Term, the Borrower shall pay to the
               ------------
Lead Agent for the account of the Banks ratably in proportion to their respective Commitments (whether or not utilized), a facility fee on the aggregate Commitments in any given quarter at the respective percentages per annum based upon the Borrower's Credit Rating in accordance with the following table:

---------------------------------------------------------------------------
  Borrower's Credit Rating                        Applicable Facility Fee
                                                  (% per annum)
---------------------------------------------------------------------------
BBB+/Baa1 (or better)                                      0.15%
---------------------------------------------------------------------------
BBB/Baa2                                                   0.20%
---------------------------------------------------------------------------
BBB-/Baa3                                                  0.25%
---------------------------------------------------------------------------
Below Investment Grade
Rating or no rating                                        0.30%
---------------------------------------------------------------------------

The facility fee shall be payable quarterly, in arrears, on each January 1, April 1, July 1, and October 1 during the Term and any extensions thereof. Any change in the Borrower's Credit Rating causing it to move into a different range on the table shall effect an immediate change in the applicable percentage per annum. In the event that the Borrower's Credit Rating is such that the Rating Agencies' ratings are split between a higher and a lower rating, the applicable percentage per annum shall be based upon the lower of such two (2) ratings. In the event that Borrower (or, as applicable, the Guarantor) receives more than two (2) Borrower's Credit Ratings and such Borrower's Credit Ratings are not equivalent, the applicable percentage shall be determined by the lower of the two (2) highest Borrower's Credit Ratings, provided that each of such two (2) highest Borrower's Credit Ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's; provided that if neither of the two (2) highest Borrower's Credit Ratings were issued by S&P or Moody's, the applicable percentage shall be determined by the higher of the Borrower's Credit Ratings from S&P or Moody's.

          (b)  Fees Non-Refundable.  All fees set forth in this Section 2.7
               -------------------
shall be deemed to have been earned on the date payment is due in accordance with the provisions hereof and shall be non-refundable. The obligation of the Borrower to pay such fees in accordance with the provisions hereof shall be binding upon the Borrower and shall inure to the benefit of the Lead Agent and the Banks regardless of whether any Loans are actually made.

     SECTION 2.8.   Mandatory Termination.
                    ---------------------

          (a)  The term (the "Term") of the Commitments and the Swing Line
                              ----
Commitments shall terminate and expire on October 24, 2003 (the "Maturity
                                                                 --------
Date"), subject, however, to the provisions of Section 2.8(b) hereof.

          (b)  The Borrower shall have one option (the "Extension Option") to
                                                        ----------------
extend the Maturity Date, for an additional twelve (12) month period, upon the following terms and conditions: (i) delivery by the Borrower of written notice thereof to the Lead Agent (the "Extension Notice") on or before the date which
                                ----------------
is sixty (60) days prior to the current Maturity Date (which Extension Notice, the Lead Agent shall promptly deliver to the Banks); (ii) no Default or Event of Default shall have occurred and be continuing both on the date the Borrower delivers the Extension Notice to the Lead Agent and on the first day of the extension period (the "Extension Date"); (iii) each of the representations and
                       --------------
warranties of the Borrower contained in this Agreement (other than representations and warranties which expressly speak of a different date) shall be true and correct in all material respects on and as of the Extension Date; and (iv) the Borrower shall pay to the Lead Agent, for the account of the Banks, on the Extension Date, the Extension Fee. Borrower's delivery of the Extension Notice shall be irrevocable.

     SECTION 2.9.   Mandatory Prepayment.
                    --------------------

          (a) In the event that an Unencumbered Asset Pool Property (or any Separate Parcel that originally formed a part of an Unencumbered Asset Pool Property) is sold, transferred or released from the restrictions of Section 5.16 hereof, the Borrower shall, simultaneously with such sale, transfer or release, prepay the Loans in an amount equal to 100% of the net proceeds of such sale or transfer, in the event of a sale or transfer, or, if less, such amount as shall be required for the Borrower to remain in compliance with this Agreement, in the event of a release. Notwithstanding the foregoing, a simultaneous like-kind exchange under Section 1031 of the Inter-
nal Revenue Code will not be subject to the provisions of this Section 2.9(a); provided, that (i) the exchanged property has qualified as a New Acquisition,
--------
(ii) the exchanged property is not subject to any Liens (other than Permitted Liens) and (iii) any "boot" associated therewith shall be applied to prepayment of the Loans. Sale of an Unencumbered Asset Pool Property (or any Separate Parcel that originally formed a part of a Unencumbered Asset Pool Property) in violation of this Section 2.9 shall constitute an Event of Default.

          (b) If, at any time, the Outstanding Balance shall exceed the Available Facility, then the Borrower shall immediately prepay the Loans in an amount equal to such excess. Notwithstanding the foregoing, if the Outstanding Balance exceeds an amount equal to 55.0% of the Unencumbered Asset Pool Properties Value and no other Event of Default shall have occurred and be continuing, then the Borrower shall, within thirty (30) days after the last day of the preceding calendar quarter or the date of any New Acquisition resulting in such excess (whichever is earlier), either (A) cause one (1) or more New Acquisitions having Unencumbered Asset Pool Property Values sufficient to ensure the Borrower's compliance with the requirements of this Agreement to be included as Unencumbered Asset Pool Properties or (B) prepay the Loans in an amount equal to 100% of the amount by which the Outstanding Balance exceeds the Available Facility.

          (c)  The Borrower shall make any prepayment pursuant to this Section
2.9 together with interest accrued to the date of the prepayment on the principal amount so prepaid; provided that any prepayment pursuant to this
Section 2.9 shall be applied (unless an Event of Default exists) as specified by the Borrower or, otherwise, first to any Base Rate Loans then outstanding, then to any Euro-Dollar Loans with the shortest Interest Periods. In connection with the prepayment of a Euro-Dollar Loan prior to the maturity thereof, the Borrower shall also pay any applicable expenses pursuant to Section 2.12. Each such prepayment shall be applied to prepay ratably the Loans of the Banks. Amounts prepaid pursuant to this Section 2.9 may not be reborrowed unless the Borrower shall be in compliance with the covenants set forth in Section 5.8 hereof both before and after giving effect to any such Borrowing.

          (d) Any event referred to in Section 2.9 that results in a required prepayment of the Loans pursuant to this Section 2.9 shall be referred to as a "Mandatory Prepayment Event".
 --------------------------

     SECTION 2.10.  Optional Prepayments; Cancellation of Commitments.
                    -------------------------------------------------

          (a) The Borrower may, upon at least one (1) Domestic Business Day's notice to the Lead Agent, prepay to the Lead Agent, for the account of the Banks, any Base Rate Borrowing or Swing Borrowing in whole at any time, or from time to time in part in amounts aggregating One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or, if less, the outstanding principal balance, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such type of Borrowing.

          (b) Except as provided in Section 8.2, the Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof unless the Borrower shall also pay any applicable expenses pursuant to Section 2.12. Any such prepayment shall be upon at least three (3) Euro-Dollar Business Days' notice to the Lead Agent. Each such optional prepayment shall be in the amounts set forth in Section 2.10(a) above and shall be applied to prepay ratably the Loans of the Banks included.

          (c) The Borrower may at any time and from time to time cancel all or any part of the Commitments or Swing Line Commitments in amounts aggregating Five Million Dollars ($5,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof, by the delivery to the Lead Agent, the Banks and the Swing Lender of a notice of cancellation upon at least three (3) Domestic Business Days' notice to Lead Agent, the Banks and the Swing Lender, whereupon all or such portion of the Commitments shall terminate as to the Banks pro rata on the date set forth in such notice of cancellation (or, in the case
--- ----
of the Swing Line Commitment, all or such portion of the Swing Line Commitment shall terminate as to the Swing Line Lender on the date set forth in such notice of cancellation) and, if there are any Loans or Swing Loans then outstanding in an aggregate amount which exceeds the aggregate Commitments or Swing Line Commitment (after giving effect to any such reduction), as applicable, the Borrower shall prepay to the Lead Agent, for the account of the Banks or the Swing Lender, as applicable, all or such portion of Loans or Swing Loans outstanding on such date in accordance with the requirements of Sections 2.10(a) and (b). The Borrower shall be permitted to designate in its notice of cancellation which Loans, if any, are to be prepaid.

          (d) Upon receipt of a notice of prepayment or cancellation pursuant to this Section, the Lead Agent shall promptly, and in any event within one (1) Domestic Business Day, notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment or cancellation and such notice shall not thereafter be revocable by the Borrower.

          (e) Any amounts so prepaid pursuant to this Section 2.10 may be reborrowed subject to the other terms of this Agreement. In the event that the Borrower elects to cancel all or any portion of the Commitments pursuant to
Section 2.10(c) hereof, such amounts may not be reborrowed.

          (f) The Borrower may not prepay any Money Market Loan pursuant to this
Section 2.10 except with the prior consent of the applicable Bank or Designated Lender, as the case may be.

     SECTION 2.11.  General Provisions as to Payments.
                    ---------------------------------

          (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Lead Agent at its address referred to in Section 9.1. The Lead Agent will distribute to each Bank its ratable share of each such payment received by the Lead Agent for the account of the Banks on the same day as received by the Lead Agent if received by the Lead Agent by 2:00 p.m. (New York City time) or, if received by the Lead Agent after 2:00 p.m. (New York City time), on the immediately following Domestic Business Day. Whenever any payment of principal of, or interest on, the Base Rate Loans, the Money Market Absolute Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans or the Money Market LIBOR Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Lead Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Lead Agent may assume that the Borrower has made such payment in full to the Lead Agent on such date and the Lead Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Lead Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Lead Agent, at the Federal Funds Rate.

     SECTION 2.12.  Funding Losses.  If the Borrower makes any payment of
                    --------------
principal with respect to any Euro-Dollar Loan or Money Market LIBOR Loan (pursuant to Article II, VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or if the Borrower fails to borrow any Euro-Dollar Loans or Money Market LIBOR Loans after notice has been given to any Bank in accordance with Section 2.3(a) or 2.1(c)(vi), then the Borrower shall reimburse each Bank within fifteen (15) days after demand for any resulting loss or expense incurred by it (or by an existing Participant in the related Loan; provided that no Participant shall be entitled to receive more
              --------
than the Bank with respect to which such Participant is a Participant would be entitled to receive under this Section 2.12), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow; provided that such Bank shall have delivered to the Borrower
                   --------
a certificate as to the amount of such loss or expense and the calculation thereof, which certificate shall be prima facie evidence of the matters certified therein.

     SECTION 2.13.  Computation of Interest and Fees.  Interest based on the
                    --------------------------------
Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     SECTION 2.14.  Method of Electing Interest Rates.
                    ---------------------------------

          (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing.

Thereafter, with respect to Committed Loans only, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article VIII and except for any Swing Loans), as follows:

          (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

          (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest
                                                            ------------------
Rate Election") to the Lead Agent at least three (3) Euro-Dollar Business Days
-------------
before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be continued as Base Rate Loans, in which case such notice shall be delivered to the Lead Agent no later than 12:00 Noon (New York City time) at least one (1) Domestic Business Day before such continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably
                         --------
among the Loans comprising such Group of Loans, (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each $2,500,000 or any larger multiple of $1,000,000, (iii) there shall be no more than seven (7) Euro-Dollar Borrowings outstanding at any time under this Agreement, (iv) no Loan may be continued as, or converted into, a Euro-Dollar Loan when any Event of Default has occurred and is continuing, and (v) no Interest Period shall extend beyond the Maturity Date.

          (b)   Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

          (iii) if the Loans comprising such Group of Loans are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Lead Agent shall notify each Bank on the same day as it receives such Notice of Interest Rate Election of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Lead Agent for any Group of Loans that are Euro-Dollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.


                                  ARTICLE III

                                  CONDITIONS

     SECTION 3.1.  Closing.  The closing hereunder shall occur on the date
                   -------
(the "Closing Date") when each of the following conditions is satisfied (or
      ------------
waived by the Lead Agent, such waiver to be evidenced by the funding of the Loans made on the Closing Date), each document to be dated the Closing Date unless otherwise indicated:

          (a) the Borrower shall have executed and delivered to the Lead Agent a Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.4;

          (b) the Borrower shall have executed and delivered to the Lead Agent a duly executed original of this Agreement;

          (c) the Guarantor shall have executed and delivered to the Lead Agent a duly executed original of the Guaranty;

          (d) the Lead Agent shall have received an opinion of Mayer, Brown & Platt, counsel for the Borrower and the Guarantor, acceptable to the Lead Agent, the Banks and their counsel;

          (e) the Lead Agent shall have received all documents the Lead Agent may reasonably request relating to the existence of the Borrower and the Guarantor, the authority for and the validity of this Agreement and the other Loan Documents, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Lead Agent. Such documentation shall include, without limitation, the articles of incorporation and by-laws or the partnership agreement and limited partnership certificate, as applicable, of the Borrower and the Guarantor, as amended, modified or supplemented to the Closing Date, each certified to be true, correct and complete by a senior officer of the Borrower and the Guarantor, as applicable, as of a date not more than forty-five
(45) days prior to the Closing Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Delaware with respect to the Borrower and the State of Maryland with respect to the Guarantor, respectively, and a good standing certificate from the Secretary of State (or the equivalent thereof) of each other State in which the Borrower or the Guarantor, as applicable, is required to be qualified to transact business (other than any such State in which the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect), each to be dated not more than forty-five (45) days prior to the Closing Date;

          (f) the Lead Agent shall have received all certificates, agreements and other documents and papers referred to in this Section 3.1 and Section 3.2, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Lead Agent in its sole discretion;

          (g) the Borrower and the Guarantor shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents to which each is a party and the performance thereof by the Borrower and the Guarantor;

          (h) the Lead Agent shall be satisfied that the Borrower is not subject to any present or contingent environmental liability which would reasonably be expected to have a Material Adverse Effect;

          (i) the Lead Agent shall have received an unaudited consolidated balance sheet and income statement of the Borrower for the fiscal quarter ended June 30, 2000 together with a certificate from the chief financial officer or the chief accounting officer of the Borrower certifying that no material adverse change has occurred in its financial position since June 30, 2000;

          (j) the Lead Agent shall have received wire transfer instructions in connection with the Loans to be made on the Closing Date;

          (k) the Lead Agent shall have received, for its and any other Bank's account, all fees due and payable pursuant to Section 2.7 hereof on or before the Closing Date, and the reasonable fees and expenses accrued through the Closing Date of Skadden, Arps, Slate, Meagher & Flom LLP;

          (l) the Lead Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower and the Guarantor, and the validity and enforceability against the Borrower and the Guarantor, of the Loan Documents to which each is a party, or in connection with any of the transactions contemplated thereby to occur on or prior to the Closing Date, and such consents, licenses and approvals shall be in full force and effect;

          (m) the representations and warranties of the Borrower contained in this Agreement and of the Guarantor in the Guaranty shall be true and correct in all material respects on and as of the Closing Date both before and after giving effect to the making of any Loans;

          (n) receipt by the Lead Agent and the Banks of a certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that the Borrower is in compliance with all covenants of the Borrower contained in this Agreement, including, without limitation, the requirements of
Section 5.8, based on pro forma calculations as of the Closing Date, both before and after giving effect to the making of any Loans; and

          (o) the Borrower shall have repaid in full all amounts outstanding under that certain Revolving Credit Agreement dated as of March 16, 1998, among the Borrower, the banks party thereto, as banks, and the Lead Agent and terminated the same.

The Lead Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

     SECTION 3.2.  Borrowings.  The obligation of any Bank to make a Loan,
                   ----------
other than a Refunding Swing Loan, on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) the Closing Date shall have occurred on or prior to October 24, 2000;

          (b) receipt by the Lead Agent of a Notice of Borrowing as required by
Section 2.2;

          (c) immediately after such Borrowing, the Outstanding Balance will not exceed the aggregate amount of the Commitments and, with respect to each Bank, such Bank's pro rata portion of the Committed Loans will not exceed an amount
            --- ----
equal to the lesser of (i) such Bank's Commitment and (ii) the amount permitted pursuant to Section 2.1(b);

          (d) immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the making of such Loans;

          (e) the representations and warranties of the Borrower contained in this Agreement and of the Guarantor in the Guaranty (other than representations and warranties which speak as of a specific date) shall be true and correct in all material respects on and as of the date of such Borrowing both before and after giving effect to the making of such Loans;

          (f) no law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans or any participations therein or the consummation of the transactions contemplated hereby; and

          (g) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Lead Agent or the Required Banks, as the case may be, has had or is likely to have a Material Adverse Effect.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(c) through (g) of this Section (except that with respect to clause (f), such representation and warranty shall be deemed to be limited to laws, regulations, orders, judgments, decrees and litigation solely affecting the Borrower and not the Banks).

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Lead Agent and each of the other Banks which may become a party to this Agreement to make the Loans, the Borrower makes the following representations and warranties as of the date hereof. Such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans.

     SECTION 4.1.  Existence and Power. The Borrower is duly organized, validly
                   -------------------
existing and in good standing as a limited partnership under the laws of the State of Delaware and has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing would reasonably be expected to have a Material Adverse Effect.

     SECTION 4.2.  Power and Authority.  The Borrower has the power and
                   -------------------
authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action to authorize the execution and delivery on behalf of the Borrower and the performance by the Borrower of such Loan Documents. The Borrower has duly executed and delivered each Loan Document to which it is a party, and each such Loan Document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

     SECTION 4.3.  No Violation. Neither the execution, delivery or performance
                   ------------
by or on behalf of the Borrower of the Loan Documents to which it is a party, nor compliance by the Borrower with the terms and provisions thereof nor the consummation of the transactions contemplated by the Loan Documents to which it is a party, (i) will contravene any applicable provision of any Requirement applicable to the Borrower or (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of any material indenture, mortgage, deed of trust, or other agreement or other instrument to which the Borrower (or of any partnership of which the Borrower is a partner) is a party or by which it or any of its property or assets is bound or to which it is subject or (iii) will cause a default by the Borrower under any organizational document of any Subsidiary of the Borrower, or cause a default under the organizational documents of the Borrower's general partner.

     SECTION 4.4.  Financial Information.
                   ---------------------

          (a) The unaudited consolidated balance sheet of the Borrower as of June 30, 2000, when delivered to Lead Agent shall fairly present, in conformity with GAAP, the consolidated financial position of the Borrower as of such date.

          (b) As of the Closing Date, there has been no material adverse change in the business, financial position or results of operations of the Borrower since December 31, 1999.

     SECTION 4.5.  Litigation.
                   ----------

          (a) There is no action, suit or proceeding pending against, or to the knowledge of the Borrower, threatened against or affecting, (i) the Borrower or the Guarantor or any of their Subsidiaries, (ii) the Loan Documents or any of the transactions contemplated by the Loan Documents or (iii) any of the assets of the Borrower or its Subsidiaries, in any case before any court or arbitrator or any governmental body, agency or official which would reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity of this Agreement or the other Loan Documents.

          (b) There are no final nonappealable judgments or decrees in an aggregate amount of Five Million Dollars ($5,000,000) or more entered by a court or courts of competent jurisdiction against the Borrower or the Guarantor or any of their Subsidiaries (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing).

     SECTION 4.6.  Compliance with ERISA.
                   ---------------------

          (a) Except as previously disclosed to the Lead Agent in writing, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan,
(ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

          (b) None of the assets of any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) has been invested in a manner that would cause the transactions contemplated by the Loan Documents to constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA).

     SECTION 4.7  Environmental Compliance.   In the ordinary course of its
                  ------------------------
business, the Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Consolidated Subsidiaries, including, without limitation, the Real Property Assets, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of Materials of Environmental Concern, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, would not reasonably be expected to have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries.

     SECTION 4.8.  Taxes.  The initial tax year of the Borrower for federal
                   -----
income tax purposes was 1997. The Borrower and its Subsidiaries will file all United States Federal income tax returns and all other material tax returns which are required to be filed by them and will pay all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary of the Borrower except those (a) being contested in good faith or (b) for which the non-payment of which would not reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

     SECTION 4.9.  Full Disclosure.  All information (other than projections)
                   ---------------
heretofore furnished by the Borrower to the Lead Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, when taken as a whole, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts known to the Borrower which have or are likely to have (to the extent the Borrower can now reasonably foresee) a Material Adverse Effect.

     SECTION 4.10.  Solvency.  On the Closing Date and after giving effect to
                    --------
the transactions contemplated by the Loan Documents occurring on the Closing Date, the Borrower is Solvent.

     SECTION 4.11.  Use of Proceeds; Margin Regulations.  All proceeds of the
                    -----------------------------------
Loans will be used by the Borrower only for Approved Uses. No part of the proceeds of any Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X of the Federal Reserve Board.

     SECTION 4.12.  Governmental Approvals.  No order, consent, approval,
                    ----------------------
license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required to authorize, or is required in connection with the execution, delivery and performance of any Loan Document or the consummation of any of the transactions contemplated thereby other than those
(a) that have already been duly made or obtained and remain in full force and effect or (b) the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.13.  Investment Company Act; Public Utility Holding Company Act.
                    ----------------------------------------------------------
The Borrower is not (x) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, (y) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (z) subject to any other Requirement which purports to restrict or regulate its ability to borrow money.

     SECTION 4.14.  Closing Date Transactions.  On the Closing Date and
                    -------------------------
immediately prior to or concurrently with the making of the Loans, the transactions (other than the making of the Loans) intended to be consummated on the Closing Date will have been consummated in accordance with all applicable laws. On or prior to the Closing Date, all consents and approvals of, and filings and registrations with, and all other actions by, any Person required in order to make or consummate such transactions have been obtained, given, filed or taken and are in full force and effect, other than those the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.15.  Representations and Warranties in Loan Documents.  All
                    ------------------------------------------------
representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects.

     SECTION 4.16.  Patents, Trademarks, etc.  The Borrower has obtained and
                    -------------------------
holds in full force and effect all patents, trademarks, service marks, trade names, copyrights and other such rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted, the impairment of which would reasonably be expected to have a Material Adverse Effect. To the Borrower's knowledge, no material product, process, method, substance, part or other material presently sold by or employed by the Borrower in connection with such business infringes any patent, trademark, service mark, trade name, copyright, license or other such right owned by any other Person. There is not pending or, to the Borrower's knowledge, overtly threatened any claim or litigation against or affecting the Borrower contesting its right to sell or use any such product, process, method, substance, part or other material.

     SECTION 4.17.  No Default.  No Default or Event of Default exists under or
                    ----------
with respect to any Loan Document. The Borrower is not in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound in any respect, the existence of which default would reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.18.  Licenses, etc.  The Borrower has obtained and holds in full
                    --------------
force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other consents and approvals which are necessary for the operation of its businesses as presently conducted, the absence of which would reasonably be expected to have a Material Adverse Effect.

     SECTION 4.19.  Compliance With Law.  The Borrower is in compliance with
                    -------------------
all laws, rules, regulations, orders, judgments, writs and decrees, including, without limitation, all building and zoning ordinances and codes, the failure to comply with which would reasonably be expected to have a Material Adverse Effect.

     SECTION 4.20.  No Burdensome Restrictions.  The Borrower is not a party to
                    --------------------------
any agreement or instrument or subject to any other obligation or any charter or corporate or partnership restriction, as the case may be, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     SECTION 4.21.  Brokers' Fees.  The Borrower has not dealt with any broker
                    -------------
or finder with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets) or otherwise in connection with this Agreement, and the Borrower has not done any acts, had any negotiations or conversations, or made any agreements or promises which will in any way create or give rise to any obligation or liability for the payment by the Borrower of any brokerage fee, charge, commission or other compensation to any party with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets), other than the fees payable hereunder.

     SECTION 4.22.  Labor Matters.  There are no collective bargaining
                    -------------
agreements or Multiemployer Plans cover-ing the employees of the Borrower and the Borrower has not suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five
(5) years.

     SECTION 4.23.  Organizational Documents.  The documents delivered pursuant
                    ------------------------
to Section 3.1(e) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Borrower. The Borrower represents that it has delivered to the Lead Agent true, correct and complete copies of each of the documents set forth in this Section 4.23.

     SECTION 4.24.  [Reserved]
                     --------

     SECTION 4.25.  Principal Offices.  The principal office, chief executive
                    -----------------
office and principal place of business of the Borrower is Two Center Plaza, Suite 200, Boston, Massachusetts 02108-1906.

     SECTION 4.26.  REIT Status.  For the fiscal year ended December 31, 2000,
                    -----------
the Guarantor, the general partner of the Borrower, will qualify and intends to continue thereafter to qualify as a real estate investment trust under the Internal Revenue Code.

     SECTION 4.27.  Ownership of Property.  Schedule 4.27 attached hereto and
                    ---------------------   -------------
made a part hereof sets forth all of the Real Property Assets as of the Closing Date and the record owner thereof. As of the Closing Date, the Borrower or such record owner has good and insurable fee simple title (or leasehold title if so designated on Schedule 4.27) to all of such Real Property Assets, subject to no
              -------------
Liens other than Permitted Liens. As of the date of this Agreement, there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of the Real Property Assets, except as disclosed on
Schedule 4.27.
-------------


                                   ARTICLE V

                      AFFIRMATIVE AND NEGATIVE COVENANTS

     The Borrower covenants and agrees that, so long as any Bank has any Commitment hereunder or any Obligations remain unpaid:

     SECTION 5.1.   Information. The Borrower will deliver to the Lead Agent and
                    -----------
to each of the Banks:

          (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, an audited consolidated balance sheet of the Borrower, the Guarantor and their Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of cash flow and operations for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, audited by Arthur Andersen LLP or other independent public accountants of similar standing;

          (b) as soon as available and in any event within forty-five (45) days after the end of each quarter of each fiscal year (other than the last quarter in any fiscal year) of the Borrower, an unaudited consolidated balance sheet of the Borrower, the Guarantor and their Consolidated Subsidiaries as of the end of such fiscal quarter and the related consolidated statements of cash flow and operations for such fiscal quarter, setting forth in each case in comparative form the figures for the previous fiscal quarter;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower: (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.8 on the date of such financial statements; (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (iii) certifying (x) that such financial statements fairly present the financial condition and the results of operations of the Borrower as of the dates and for the periods indicated, in accordance with GAAP, subject, in the case of interim financial statements, to normal year-end adjustments and omission of required footnotes, and (y) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower during the period beginning on the date through which the last such review was made pursuant to this Section 5.1(c) (or, in the case of the first certification pursuant to this Section 5.1(c), the Closing Date) and ending on a date not more than ten (10) Domestic Business Days prior to the date of such delivery and that (1) on the basis of such financial statements and such review of the Loan Documents, no Event of Default existed under Section 6.1(b) with respect to Section 5.8 at or as of the date of said financial state-ments, (2) on the basis of such review of the Loan Documents and the business and condition of the Borrower, to the actual knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 occurred or, if any such Default or Event of Default has occurred and is then continuing, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof and (3) on the basis of such review of the Loan Documents and the business and condition of the Borrower, no Mandatory Prepayment Event then exists or has existed during the period since the last review pursuant to this Section 5.1(c);

          (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of a firm of independent public accountants confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

          (e) (i) within five (5) days after the president, chief financial officer, treasurer, controller or other executive officer of the Borrower obtains actual knowledge of any Default, a certificate of the chief financial officer or the president of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; (ii) promptly and in any event within ten (10) days after the Borrower obtains actual knowledge thereof, notice of (x) any litigation or governmental proceeding pending or threatened against the Borrower that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (y) any other event, act or condition which would reasonably be expected to result in a Material Adverse Effect;

          (f) if and when any member of the ERISA Group: (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or, if the Borrower has actual knowledge thereof, the applicable member of the ERISA Group is required or proposes to take;

          (g) promptly and in any event within five (5) Domestic Business Days after the Borrower obtains actual knowledge of any of the following events, a certificate of the Borrower executed by an officer of the Borrower specifying the nature of such condition and the Borrower's, if the Borrower has actual knowledge thereof, or otherwise the Environmental Affiliate's, proposed initial response thereto: (i) the receipt by the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, of any communication (written or oral), whether from a Governmental Authority, citizens group, employee or otherwise, that alleges that the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, is not in compliance with applicable Environmental Laws, and such noncompliance would reasonably be expected to have a Material Adverse Effect; (ii) the Borrower shall obtain actual knowledge that there exists any Environmental Claim pending or threatened against the Borrower or any Environmental Affiliate which would reasonably be expected to have a Material Adverse Effect; or (iii) the Borrower obtains actual knowledge of any Release or disposal of any Material of Environmental Concern that would reasonably be expected to form the basis of any Environmental Claim against the Borrower or any Environmental Affiliate that would reasonably be expected to have a Material Adverse Effect;

          (h) promptly and in any event within five (5) Domestic Business Days after receipt of any material notices or correspondence from any company or agent for any company providing insurance coverage to the Borrower relating to any material loss or loss of the Borrower with respect to any of the Real Property Assets, copies of such notices and correspondence;

          (i) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Guarantor, the general partner of the Borrower or the Borrower, shall have filed with the Securities and Exchange Commission;

          (j) promptly upon the mailing thereof to the shareholders of the Guarantor, copies of all financial statements, reports and proxy statements so mailed;

          (k)  [reserved]

          (l) simultaneously with the delivery of the certificate referred to in clause (c) above, a statement containing a listing of all new construction projects and Real Property Assets then undergoing significant rehabilitation;

          (m) simultaneously with the delivery of the information required by Sections 5.1(a) and 5.1(b), a statement of Unencumbered Asset Pool Net Operating Cash Flow and a list of the Unencumbered Asset Pool Properties;

          (n) within forty-five (45) days after the end of each quarter of each fiscal year of Borrower, an updated Schedule 4.27, certified by the chief financial officer or chief accounting officer of the Borrower as true, correct and complete as of the date such updated schedule is delivered;

          (o) within thirty (30) days after filing of the annual income tax return with the Internal Revenue Service, a certificate of the chief financial officer or chief accounting officer of the Borrower certifying that Guarantor is properly classified and continues to qualify as a real estate investment trust under the Internal Revenue Code and has taken all actions consistent with maintaining such status;

          (p) promptly upon receipt thereof, any notice or communication from any Rating Agency regarding any change in Borrower's Credit Rating;

          (q) within forty-five (45) days after the end of each quarter of each fiscal year of Borrower, a certificate of the chief financial officer or chief accounting officer of Borrower certifying whether or not each

Unencumbered Asset Pool Property has maintained the Required Occupancy Level for the previous twelve (12) month period (as of the end of such quarter); and

          (r) from time to time such additional information regarding the financial position or business of the Borrower as the Lead Agent, at the request of any Bank, may reasonably request.

     SECTION 5.2.  Payment of Obligations.  The Borrower will pay and discharge,
                   ----------------------
at or before maturity, all its material obligations and liabilities including, without limitation, any obligation pursuant to any agreement by which it or any of its properties is bound and any tax liabilities, in any case, where failure to do so will likely result in a Material Adverse Effect except (i) such tax liabilities may be contested in good faith by appropriate proceedings, and will maintain in accordance with GAAP, appropriate reserves for the accrual of any of the same or (ii) such obligation or liability as may be contested in good faith by appropriate proceedings.

     SECTION 5.3.  Maintenance of Property; Insurance.
                   ----------------------------------

          (a) The Borrower will keep each of the Real Property Assets in good repair, working order and condition, subject to ordinary wear and tear.

          (b) The Borrower shall (i) maintain, with reputable insurers, insurance coverages in such amounts, against such risks and having such deductibles as is customary from time to time for properties similar to the Real Property Assets which are owned and/or operated by prudent Persons similar to the Borrower, which insurance shall in any event not provide for materially less coverage than the insurance in effect on the Closing Date, and (ii) furnish to each Bank from time to time, upon written request, copies of the policies under which such insurance is issued, certificates of insurance and such other information relating to such insurance as such Bank may reasonably request. The Borrower will deliver to the Banks (i) upon request of any Bank through the Lead Agent from time to time, full information as to the insurance carried, (ii) within five (5) days of receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (iii) forthwith, notice of any cancellation or nonrenewal of coverage by the Borrower.

     SECTION 5.4.  Conduct of Business.  The Borrower will continue to engage in
                   -------------------
business of the same general type as described in its most recently filed Form 10-K.

     SECTION 5.5.  Compliance with Laws.  The Borrower will comply with all
                   --------------------
applicable Requirements of Governmental Authorities (including, without limitation, Environmental Laws, all zoning and building codes and ERISA and the rules and regulations thereunder), except where (a) the necessity of compliance therewith is contested in good faith by appropriate proceedings or (b) the failure to comply would not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.6.  Inspection of Property, Books and Records.  The Borrower will
                   -----------------------------------------
(a) keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Bank at such Bank's expense to visit and inspect any of its properties to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers and employees, all at such reasonable times, upon reasonable notice, and as often as may reasonably be desired.

     SECTION 5.7.  Existence.
                   ---------

          (a) Except as permitted in Section 5.9, the Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its limited partnership existence.

          (b) The Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its patents, trademarks, servicemarks, trade names, copyrights, franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals the nonexistence of which would reasonably be expected to have a Material Adverse Effect.

     SECTION 5.8.  Financial Covenants.
                   -------------------

          (a) Total Debt to Tangible FMV.  As of the last day of each calendar
              --------------------------
quarter, the Total Debt Ratio will not be greater than 55%.

          (b) EBITDA Interest Coverage.  As of the last day of each calendar
              ------------------------
quarter, the ratio of (i) Annual EBITDA to (ii) all interest (whether accrued, paid or capitalized) actually payable by the Borrower and/or the Guarantor on their respective Debt for the previous four (4) consecutive quarters, including the quarter then ended, will not be less than 2.25:1.

          (c) EBITDA Debt Service Coverage.  As of the last day of each calendar
              ----------------------------
quarter, the ratio of (i) Annual EBITDA to (ii) the sum of (x) Total Debt Service and (y) a reserve for Capital Expenditures of $0.20 per square foot per annum for each Real Property Asset, will not be less than 1.75:1.

          (d) EBITDA Coverage.  As of the last day of each calendar quarter, the
              ---------------
ratio of (x) Annual EBITDA to (y) the sum of (i) Total Debt Service, (ii) the greater of (A) actual Capital Expenditures of the Borrower for the previous four
(4) consecutive quarters including the quarter then ended and (B) reserves for Capital Expenditures of $0.20 per square foot per annum for each Real Property Asset and (iii) dividends or other payments payable by the Guarantor with respect to any preferred stock issued by the Guarantor and distributions or other payments payable by the Borrower with respect to any preferred partnership units of the Borrower, will not be less than 1.25:1.

          (e) Unencumbered Debt Service Coverage.  As of the last day of each
              ----------------------------------
calendar quarter and as of the date of any sale or secured financing of any Unencumbered Asset Pool Property, the ratio of (i) Unencumbered Asset Pool Net Operating Cash Flow to (ii) Pro-Forma Debt Service will not be less than 2:1.

          (f) Unsecured Debt Ratio.  As of each of (x) the last day of each
              --------------------
calendar quarter, (y) the date of any New Acquisition and (z) any Borrowing, the Unsecured Debt Ratio shall not exceed 55%.

          (g) Limitation on Secured Debt.  Secured Debt of the Borrower, the
              --------------------------
Guarantor and their Consolidated Subsidiaries shall at no time exceed thirty-five percent (35%) of Tangible FMV.

          (h) Dividends.  The Borrower shall not permit the Guarantor to pay any
              ---------
dividends which, when aggregated with other dividends of the Guarantor in any year, are in excess of 90% of the Guarantor's consolidated FFO for such year; provided, however, that the Guarantor may pay dividends in excess of such amount
--------  -------
if and to the extent that the same are either (i) necessary to maintain the Guarantor's status as a real estate investment trust or (ii) prior to an Event of Default, necessary to avoid the assessment of any excise tax upon the Guarantor. During the continuance of an Event of Default under Section 6.1(a), the Borrower shall only permit the Guarantor to pay those dividends necessary to maintain its status as a real estate investment trust.

          (i) Minimum Consolidated Tangible Net Worth.  The Consolidated
              ---------------------------------------
Tangible Net Worth will at no time be less than the sum of (x) $900,000,000 and
(y) 90% of the Net Offering Proceeds from and after the date hereof.

          (j) Required Occupancy Level.  The aggregate Unencumbered Asset Pool
              ------------------------
Property Value for Unencumbered Asset Pool Properties which have failed to maintain the Required Occupancy Level for the thirty (30) day period prior to such date shall not comprise more than 20% of the aggregate Unencumbered Asset Pool Property Value for all Unencumbered Asset Pool Properties (including the Unencumbered Asset Pool Properties which have failed to so maintain the Required Occupancy Level).

          (k) Distributions.  From and after the occurrence and during the
              -------------
continuance of an Event of Default, the Borrower shall not make any distributions or pay any dividends to any of its partners, unless (and only to the extent that) such distributions are necessary to maintain the Guarantor's status as a real estate investment trust.

          (l) [Reserved].
               --------

          (m) Investments in Unconsolidated Joint Ventures. Neither the
              --------------------------------------------
Borrower's nor the Guarantor's ownership interest in unconsolidated joint ventures (either individually or in the aggregate with the other's ownership interest in unconsolidated joint ventures) shall at any time be equal to or greater than twenty percent (20%) of Tangible FMV.

     SECTION 5.9.  Restriction on Fundamental Changes; Operation and Control.
                   ---------------------------------------------------------

          (a) The Guarantor shall carry on its business operations substantially through the Borrower and its Consolidated Subsidiaries. Neither the Borrower nor the Guarantor shall enter into any merger or consolidation, unless (i) the Borrower or the Guarantor is the surviving entity, (ii) the entity which is merged into or consolidated with the Borrower or the Guarantor is primarily engaged in the commercial real estate business, (iii) the creditworthiness of the surviving entity's long term unsecured debt or implied senior debt, as applicable, is not lower than the Borrower's Credit Rating as of the date two
(2) months immediately prior to such merger or consolidation, and (iv) in the case of any merger or consolidation where the then fair market value of the assets of the entity which is merged into or consolidated with the Borrower or the Guarantor is twenty-five percent (25%) or more of the then Tangible FMV, the Lead Agent consents thereto in writing, which consent shall not be unreasonably withheld, conditioned or delayed. Neither the Borrower nor the Guarantor shall (A) liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its business or property, whether now or hereafter acquired,
(B) hold an interest in any subsidiary which is not controlled by the Borrower or the Guarantor, as applicable, except for non-qualified real estate investment trust subsidiaries which are not controlled by the Borrower and/or the Guarantor but as to which the Borrower and/or the Guarantor shall own substantially all of the economic interests or (C) enter into other business lines, without the prior written consent of the Required Banks (which consent shall not be unreasonably withheld, conditioned or delayed), except for unconsolidated joint ventures in which the Guarantor's or the Borrower's ownership interest shall be less than twenty percent (20%) of Tangible FMV. Nothing in this Section shall be deemed to prohibit the sale or leasing of portions of the Real Property Assets in the ordinary course of business of the Borrower, the Guarantor and/or their Consolidated Subsidiaries.

          (b) The Borrower shall not amend its Partnership Documents in any material respect, without the Lead Agent's consent, which shall not be unreasonably withheld or delayed.

          (c) The Borrower shall deliver to the Lead Agent copies of all amendments to its partnership agreement, partnership certificate, or other organizational documents no less than ten (10) days after the effective date of any such amendment.

     SECTION 5.10.  Changes in Business.  The Borrower shall not enter into any
                    -------------------
business which is substantially different from the acquisition, ownership, development, management or operation of industrial real estate or the acquisition and ownership of vacant land for the purposes of developing industrial real estate (subject, however, to the limitations set forth herein).

     SECTION 5.11.  Affiliate Transactions. Neither the Borrower nor any of its
                    ----------------------
Subsidiaries shall directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder or holders of more than five percent (5%) of any class of equity Securities of the Borrower, or with any Affiliate of the Borrower which is not its Subsidiary, on terms which in the aggregate are less favorable to the Borrower or any of its Subsidiaries than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate.

     SECTION 5.12.  Fiscal Year; Fiscal Quarter.  The Borrower shall not change
                    ---------------------------
its fiscal year or any of its fiscal quarters without the Lead Agent's consent, which shall not be unreasonably withheld, conditioned or delayed.

     SECTION 5.13.  Margin Stock.  None of the proceeds of the Loan will be
                    ------------
used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

     SECTION 5.14.  Use of Proceeds.  The Borrower shall use the proceeds of the
                    ---------------
Loans solely (i) to facilitate the acquisition by the Borrower or the Guarantor (either directly or indirectly through Subsidiaries or unconsolidated joint ventures as permitted by the terms hereof) of real properties (or interests therein) (the "New Acquisitions") located in the United States which are
               ----------------
primarily industrial (including the industrial property types as defined in the Form 10-K), it being understood that the Borrower may distribute, lend or otherwise transfer the proceeds of a Loan to the Guarantor or a Subsidiary of the Borrower or the Guarantor (or an unconsolidated joint venture in which the Borrower owns an equity interest as permitted by the terms hereof) for such purpose, (ii) for other purposes related to the acquisition of such properties (including, without limitation, the payment of fees and other costs related to such acquisition), (iii) for construction and development related purposes, or
(iv) for working capital purposes and/or for the acquisition of Unimproved Land, not to exceed $40,000,000 in the aggregate outstanding at any time (collectively, "Approved Uses").
                -------------

     SECTION 5.15.  Interest Rate Protection.  The Borrower and the Guarantor
                    ------------------------
shall maintain Interest Rate Hedges on a notional amount of the Debt of the Borrower, the Guarantor and their Subsidiaries which, when added to the aggregate principal amount of the Debt of the Borrower, the Guarantor and their Subsidiaries which bears interest at a fixed rate, equals or exceeds 75% of the aggregate principal amount of all Debt of the Borrower, the Guarantor and their Subsidiaries. "Interest Rate Hedges" shall mean interest rate exchange, collar,
                --------------------
cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements having terms, conditions and tenors reasonably acceptable to the Lead Agent entered into by the Borrower, the Guarantor and/or their Subsidiaries in order to provide protection to, or minimize the impact upon, the Borrower, the Guarantor and/or their Subsidiaries of increasing floating rates of interest applicable to Debt.

     SECTION 5.16.  Liens; Release of Liens.  None of the Borrower, the
                    -----------------------
Guarantor or any of their Subsidiaries shall, at any time during the Term, directly or indirectly create, incur, assume or permit to exist any Lien for borrowed monies or any other Lien (except for Permitted Liens) on or with respect to any Unencumbered Asset Pool Property, unless the same is being contested in good faith or the same is discharged, bonded off or paid within thirty (30) days of filing of such Lien. Notwithstanding the foregoing, the Borrower may obtain a release of any Unencumbered Asset Pool Property from the terms of this Agreement provided that the Borrower has complied with Section 2.9(a) and prior to or simultaneously with such release (i) the Borrower shall pay to the Lead Agent any amounts due pursuant to Section 2.9(a) and (ii) the Borrower delivers to the Lead Agent a certificate from its chief financial officer or chief accounting officer certifying that, at the time of the release,
(a) all of the covenants contained in Sections 5.8, 5.9, 5.16 and 5.17 are and, after giving effect to the transaction, shall continue to be true and accurate in all respects and (b) assuming the sale, transfer or conveyance is actually consummated, to the actual knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 has occurred and is then continuing. In the event that a Separate Parcel that originally formed a part of a Unencumbered Asset Pool Property is to be released from the terms of this Agreement and Borrower otherwise complies with the provisions hereof with respect thereto, the value of such Separate Parcel (and the remaining portion of the Unencumbered Asset Pool Property) will be determined by Lead Agent at the time of the release in its sole discretion.

     SECTION 5.17.  Sale of Unencumbered Asset Pool Properties.  Prior to the
                    ------------------------------------------
sale or transfer of any Unencumbered Asset Pool Property, the Borrower shall (i) deliver prior written notice to the Lead Agent, (ii) deliver to the Lead Agent a certificate from its chief financial officer or chief accounting officer certifying that at the time of such sale or other disposal (based on pro-forma calculations for the previous period assuming that such Unencumbered Asset Pool Property was not an Unencumbered Asset Pool Property for the relevant period) all of the covenants contained in Sections 5.8, 5.9, 5.16 and 5.17 are and after giving effect to the transaction shall continue to be true and accurate in all respects, and (iii) pay to the Agent an amount equal to that re-quired pursuant to Section 2.9(a). In the event that a Separate Parcel that originally formed a part of an Unencumbered Asset Pool Property is to be sold or transferred, the value of the remaining portion of the Unencumbered Asset Pool Property will be determined by Lead Agent at the time of sale or transfer in its sole discretion.

     SECTION 5.18.  Development Activities.  Neither the  Borrower, the
                    ----------------------
Guarantor nor any of their Consolidated Subsidiaries shall incur total budgeted committed construction costs (in the aggregate as to all such Persons at any given time) for all current development and construction activities (other than
(i) development of projects that are at least 85% pre-leased to investment grade tenants (in connection with which the Borrower, the Guarantor and their Consolidated Subsidiaries shall have no construction completion risk) to the extent the total budgeted committed construction costs of which do not (individually or in the aggregate) exceed ten percent (10%) of Tangible FMV or
(ii) development in connection with the expansion and/or repositioning or restoration following a casualty or condemnation of existing improvements on Real Property Assets) in excess of twenty percent (20%) of Tangible FMV.

     SECTION 5.19.  REIT Status.  The Guarantor shall at all times (i) remain a
                    -----------
publicly traded company listed on the New York Stock Exchange, and (ii) for the tax years ending on or after December 31, 2000, maintain its status as a self-directed and self-administered real estate investment trust under the Internal Revenue Code.


                                  ARTICLE VI

                                   DEFAULTS

     SECTION 6.1.   Events of Default.  If one or more of the following events
                    -----------------
("Events of Default") shall have occurred and be continuing:
  -----------------

     (a) the Borrower shall fail to pay when due any principal of any Loan, or the Borrower shall fail to pay within three (3) Domestic Business Days after the same is due any interest on any Loan, or the Borrower shall fail to pay within ten (10) Domestic Business Days after the same is due any fees or other amounts payable hereunder;

     (b) the Borrower or the Guarantor shall fail to observe or perform any covenant contained in Section 5.3 or Sections 5.8 to 5.18, inclusive;

     (c) the Borrower or the Guarantor shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for thirty (30) days after written notice thereof has been given to the Borrower by the Lead Agent;

     (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

     (e) the Borrower, the Guarantor or any of their Consolidated Subsidiaries shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Recourse Debt or Debt guaranteed by the Borrower, the Guarantor or any of their Consolidated Subsidiaries (other than the Obligations) equal to or in excess of $10,000,000 in the aggregate, and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender) and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or the Borrower, the Guarantor or any of their Consolidated Subsidiaries shall default in the performance or observance of any obligation or condition with respect to any such Debt or any other event shall occur or condition exist beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender), if in any such case as a result of such default, event or condition, the lender thereof shall accelerate the maturity of any such Debt or to permit (without any further requirement of notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Debt and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or any such Debt shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment;

     (f) the Borrower or the Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under the Bankruptcy Code or any other bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action to authorize any of the foregoing;

     (g) an involuntary case or other proceeding shall be commenced against the Borrower or the Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under the Bankruptcy Code or any other bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower under the Bankruptcy Code;

     (h) the Borrower or the Guarantor shall default in its obligations under any Loan Document other than this Agreement beyond any applicable notice and grace periods;

     (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay under Title IV of ERISA, or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing, or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan, or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated, or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000 in the aggregate;

     (j) one or more final nonappealable judgments or decrees in an aggregate amount equal to or greater than six percent (6%) of Consolidated Tangible Net Worth as of such date shall be entered by a court or courts of competent jurisdiction against the Borrower, the Guarantor or their Consolidated Subsidiaries (other than any judgment as to which, and only to the extent, a reputable insur-ance company has acknowledged coverage of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within sixty (60) days (or bonded, vacated or satisfied within sixty
(60) after any stay is lifted) or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;

     (k) (i) any Environmental Claim shall have been asserted against the Borrower, the Guarantor or any Environmental Affiliate, or (ii) any Release or disposal of any material amount of Material of Environmental Concern shall have occurred, and such event is reasonably likely to form the basis of an Environmental Claim against the Borrower, the Guarantor or any Environmental Affiliate, in the case of clauses (i) or (ii) above, if the existence of such condition has had or is reasonably likely to have a Material Adverse Effect;

     (l) for any tax years ending on or after December 31, 2000, the Guarantor shall cease to qualify as a real estate investment trust under the Internal Revenue Code;

     (m) during any consecutive two (2) year period commencing on or after the date hereof, individuals who at the beginning of such period constituted the Board of Trustees of the Guarantor (together with any new directors whose election by the Board of Trustees or whose nomination for election by the Guarantor's stockholders was approved by a vote of at least a majority of the members of the Board of Trustees then in the office who either were members of the Board of Trustees at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Trustees then in office; or

     (n) the Borrower or the Guarantor shall fail to meet an exemption under the Plan Assets Regulations which would prevent the assets of the Borrower or the Guarantor from being subject to Title I of ERISA; or the Borrower or the Guarantor shall take any action, or omit to take any action, which gives rise to a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA) that could subject the Lead Agent and/or any Bank to any tax or penalty on prohibited transactions imposed under Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA.

     SECTION 6.2.   Rights and Remedies.  Upon the occurrence of any Event of
                    -------------------
Default described in Sections 6.1(f) or (g), the unpaid principal amount of, and any and all accrued interest on, the Loans and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower; and upon the occurrence and during the continuance of any other Event of Default, the Lead Agent may (and shall, at the instruction of the Required Banks) exercise any of its rights and remedies hereunder and by written notice to the Borrower, declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind other than as provided in the Loan Documents (including, without limitation, valuation and appraisement, diligence, presentment, and notice of intent to demand or accelerate), all of which are hereby expressly waived by the Borrower.

     SECTION 6.3.   Notice of Default.  If the Lead Agent shall not already have
                    -----------------
given any notice to the Borrower under Section 6.1, the Lead Agent shall give notice to the Borrower under Section 6.1 promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof. Upon obtaining actual knowledge of a Default, the Lead Agent and each Bank, as applicable, shall promptly deliver written notice thereof to, in the case of the Lead Agent's obtaining such knowledge, the other Banks, and in the case of a Bank's obtaining such knowledge, to the Lead Agent which will then deliver written notice to the other Banks.


                                  ARTICLE VII

                                THE LEAD AGENT

     SECTION 7.1.   Appointment and Authorization.  Each Bank irrevocably
                    -----------------------------
appoints and authorizes the Lead Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Lead Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. For the avoidance of doubt, "Documentation Agent" is merely a title hereunder, and the Bank that is the Documentation Agent shall have no duties or obligations hereunder in its capacity as such, but shall have only those duties and obligations applicable to it in its capacity as a Bank hereunder.

     SECTION 7.2.  Lead Agent and Affiliates.  Morgan shall have the same
                   -------------------------
rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Lead Agent, and Morgan and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not the Lead Agent hereunder, and the term "Bank" and "Banks" shall include Morgan in its individual capacity.

     SECTION 7.3.  Action by Lead Agent.  The obligations of the Lead Agent
                   --------------------
hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Lead Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

     SECTION 7.4.  Consultation with Experts. The Lead Agent may consult with
                   -------------------------
legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     SECTION 7.5.  Liability of Lead Agent.  Neither the Lead Agent nor any of
                   -----------------------
its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or, where required by the terms of this Agreement, all of the Banks, or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Lead Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder, (ii) the performance or observance of any of the covenants or agreements of the Borrower, (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Lead Agent or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. The Lead Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it in good faith to be genuine or to be signed by the proper party or parties.

     SECTION 7.6.  Indemnification.  Each Bank shall, ratably in accordance
                   ---------------
with its Commitment, indemnify the Lead Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitees hereunder.

     SECTION 7.7.  Credit Decision.  Each Bank acknowledges that it has,
                   ---------------
independently and without reliance upon the Lead Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Lead Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     SECTION 7.8.  Successor Lead Agent.  The Lead Agent may resign at any
                   --------------------
time by giving notice thereof to the Banks and the Borrower. In addition, the Super-Required Banks may remove the Lead Agent in the event of the Lead's Agent's gross negligence or willful misconduct in the performance of its duties as Lead Agent hereunder. Upon any such resignation or removal of the Lead Agent, the Required Banks shall have the right to appoint a successor Lead Agent with the consent of the Borrower provided that no Event of Default shall have occurred and be continuing. If in the case of a resigning Lead Agent no successor Lead Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Lead Agent gives notice of resignation, then the retiring Lead Agent may, on behalf of the Banks, appoint a successor Lead Agent, which shall be a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as the Lead Agent hereunder by a successor Lead Agent, such successor Lead Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Lead Agent, and the retiring Lead Agent shall be discharged from its duties and obligations hereunder first accruing or arising after the effective date of such retirement. After any retiring Lead Agent's resignation or removal hereunder as Lead Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Lead Agent.

     SECTION 7.9.   Lead Agent's Fee.  The Borrower shall pay to the Lead Agent
                    ----------------
for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Lead Agent.

     SECTION 7.10.  Copies of Notices.  Lead Agent shall deliver to each Bank
                    -----------------
a copy of any notice sent to the Borrower by Lead Agent in connection with the performance of its duties as Lead Agent hereunder.


                                 ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES

     SECTION 8.1.   Basis for Determining Interest Rate Inadequate or Unfair.
                    --------------------------------------------------------
If on or prior to the first day of any Interest Period for any Euro-Dollar Borrowing or Money Market LIBOR Borrowing:

     (a) the Lead Agent is advised by the Reference Bank that deposits in dollars (in the applicable amounts) are not being offered to the Reference Bank in the relevant market for such Interest Period; or

     (b) Banks having 50% or more of the aggregate amount of the Commitments in the case of Euro-Dollar Loans or the applicable Bank or Designated Lender, as the case may be, in the case of Money Market LIBOR Loans, advise the Lead Agent that the Adjusted London Interbank Offered Rate as determined by the Lead Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans or Money Market LIBOR Loans, as the case may be, for such Interest Period, then the Lead Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Lead Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans or Money Market LIBOR Loans, as the case may be, shall be suspended. Unless the Borrower notifies the Lead Agent at least two (2) Domestic Business Days before the date of any Euro-Dollar Borrowing or Money Market LIBOR Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such

Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

     SECTION 8.2.  Illegality.  If, after the date of this Agreement, the
                   ----------
adoption of any applicable law, rule or regulation, or any change in any existing applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office or Money Market Lending Office, as the case may be) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office or Money Market Lending Office, as the case may be) to make, maintain or fund its Euro-Dollar Loans or Money Market LIBOR Loans, and such Bank shall so notify the Lead Agent, the Lead Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Lead Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans or Money Market LIBOR Loans shall be suspended. With respect to Euro-Dollar Loans or Money Market LIBOR Loans, before giving any notice to the Lead Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office or Money Market Lending Office, as the case may be, if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans or Money Market LIBOR Loans (as the case may be) to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan or Money Market LIBOR Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan or Money Market LIBOR Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans or Money Market LIBOR Loan of the other Banks), and such Bank shall make such a Base Rate Loan.

     SECTION 8.3.  Increased Cost and Reduced Return.
                   ---------------------------------

     (a) If, after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the applicable Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System (but excluding with respect to any Euro-Dollar Loan any such requirement reflected in an applicable Euro-Dollar Reserve Percentage)), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans or Money Market LIBOR Loans, its Note, or its obligation to make Euro-Dollar Loans or Money Market LIBOR Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan or Money Market LIBOR Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within fifteen (15) days after demand by such Bank (with a copy to the Lead Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, and provided such Bank is generally exercising rights similar to those set forth in this Section 8.3(a) against other borrowers similarly situated to the Borrower, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

     (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to the Lead Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, and provided such Bank is generally exercising rights similar to those set forth in this Section 8.3(b) against other borrowers similarly situated to the Borrower, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

     (c) Each Bank will promptly notify the Borrower and the Lead Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be prima facie evidence of the matters certified therein. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     SECTION 8.4.  Taxes.
                   -----

     (a) Any and all payments by the Borrower to or for the account of any Bank or the Lead Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the
                                  ---------
Lead Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Lead Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (and, if different from the jurisdiction of such Bank's Applicable Lending Office, the jurisdiction of the domicile of its Loans either established by the Bank pursuant to Section 9.12 or determined by the applicable taxing authorities)(all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to
                            -----
deduct any Taxes from or in respect of any sum payable hereunder or under any Note or participation therein to any Bank or the Lead Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.4) such Bank or the Lead Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Lead Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof.

     (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or participation therein or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or participation therein (hereinafter referred to as "Other Taxes").
                -----------

     (c) The Borrower agrees to indemnify each Bank and the Lead Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.4) paid by such Bank or the Lead Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Any payment required under this indemnification shall be made within fifteen (15) days from the date such Bank or the Lead Agent (as the case may be) makes demand therefor.

     (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service forms W-8ECI or W-8BEN, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first became a party to this Agreement or at any time thereafter (other than solely by reason of a change in United States law or a change in the terms of any treaty to which the United States is a party after the date hereof) indicates a United States interest withholding tax rate in excess of zero (or would have indicated such a withholding tax rate if such form had been submitted and completed accurately and completely and either was not submitted or was not completed accurately and completely), or if a Bank otherwise is subject to United States interest withholding tax at a rate in excess of zero at any time for any reason (other than solely by reason of a change in United States law or regulation or a change in any treaty to which the United States is a party after the date hereof), withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.4(a). In addition, any amount that otherwise would be considered "Taxes" or "Other Taxes" for purposes of this Section 8.4 shall be excluded therefrom if the Bank either has transferred the domicile of its Loans pursuant to Section 9.12 or changed the Applicable Lending Office with respect to such Loans and such amount would not have been incurred had such transfer or change not been made.

     (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which
                                    --------  -------
is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

     (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.4, then (i) such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank or (ii) in the event that such Bank shall fail or refuse to change the jurisdiction of its Applicable Lending Office within twenty (20) Domestic Business Days after written notice from the Borrower and no Event of Default shall then exist, the Borrower shall have the right to either (A) designate an Assignee for such Bank, which Bank shall assign and transfer to such Assignee all of such Bank's rights and obligations under this Agreement at a purchase price mutually acceptable to such Bank and such Assignee or (B) prepay the principal amount outstanding under the Note held by such Bank, together with all accrued and unpaid interest thereon and all other sums owed by Borrower to such Bank hereunder or under the Loan Documents, whereupon the Commitment of such Bank shall be reduced to zero.

     SECTION 8.5.  Base Rate Loans Substituted for Affected Euro-Dollar Loans.
                   ----------------------------------------------------
If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Sections 8.1 or 8.2 or (ii) any Bank has demanded compensation under
Section 8.3 or 8.4 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five (5) Euro-Dollar Business Days' prior notice to such Bank through the Lead Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

     (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks); and

     (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

                                  ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.1.  Notices.  All notices, requests and other communications to
                   -------
any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Lead

Agent, at its address or telecopy number set forth on the signature pages hereof, together with copies thereof, in the case of the Borrower, to Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60606, Attention:
Edward J. Schneidman, Esq., Telephone: (312) 782-0600, Telecopy: (312) 701-7711 and in the case of the Lead Agent, to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention: Martha Feltenstein, Esq., Telephone: (212) 735-2272, Telecopy: (212) 735-2000; (y) in the case of any Bank, at its address or telecopy number set forth on the signature pages hereof or in its Administrative Questionnaire; or (z) in the case of any party, such other address or telecopy number as such party may hereafter specify for the purpose by notice to the Lead Agent, the Banks and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section, (ii) if given by United States mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Lead Agent
                                       --------
under Article II or Article VIII shall not be effective until received.

     SECTION 9.2.  No Waivers.  No failure or delay by the Lead Agent or any
                   ----------
Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 9.3.  Expenses; Indemnification.
                   -------------------------

          (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Lead Agent (including, without limitation, reasonable fees and disbursements of special counsel Skadden, Arps, Slate, Meagher & Flom LLP, local counsel for the Lead Agent, and travel, site visits, third party reports, mortgage recording taxes and environmental and engineering expenses), in connection with the preparation and administration of this Agreement, the Loan Documents and the documents and instruments referred to therein, the syndication of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Lead Agent and each Bank, including, without limitation, reasonable fees and disbursements of counsel for the Lead Agent and the Banks, in connection with the enforcement of the Loan Documents and the instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

          (b) The Borrower agrees to indemnify the Lead Agent and each Bank, their respective Affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee
                                     ----------
harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel and settlements and settlement costs, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document (including, without limitation, the Borrower's actual or proposed use of proceeds of the Loans, whether or not in compliance with the provisions hereof),
(ii) any violation by the Borrower or the Environmental Affiliates of any applicable Environmental Law, (iii) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrower or any of the Environmental Affiliates, including, without limitation, all on-site and off-site activities involving Material of Environmental Concern,
(iv) the breach of any environmental representation or warranty set forth herein, (v) the grant to the Lead Agent and the Banks of any Lien in any property or assets of the Borrower or any stock or other equity interest in the Borrower, and (vi) the exercise by the Lead Agent and the Banks of their rights and remedies (including, without limitation, foreclosure) under any agreements creating any such Lien (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements to the extent incurred by reason of (i) the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction or (ii) any investigative, administrative or judicial proceeding imposed or asserted against any Indemnitee by any bank regulatory agency or by any equity holder of such Indemnitee). The Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

          (c) The Borrower shall pay, and hold the Lead Agent and each of the Banks harmless from and against, any and all present and future United States stamp, intangible, recording, transfer and other similar taxes with respect to the foregoing matters and hold the Lead Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes.

     SECTION 9.4.  Sharing of Set-Offs.  In addition to any rights now or
                   -------------------
hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits held for the benefit of third parties, and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair
                    --- ----  --------
the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. The Borrower agrees, to the fullest extent that it may effectively do so under applicable law, that any holder of a participation in a

Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

     SECTION 9.5.  Amendments and Waivers.  Any provision of this Agreement,
                   ----------------------
the Notes or other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Lead Agent are affected thereby, by the Lead Agent); provided that no such amendment or waiver shall, unless signed
                 --------
by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation except pursuant to the terms of Section 9.14 hereof,
(ii) reduce the principal of or rate of interest on any Loan or any fees specified herein, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks that shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement (including, without limitation, amending the definitions of "Super-Required Banks" or "Required Banks" hereunder), (v) release the Guarantor from any of its obligations under the Guaranty or (vi) amend or modify any of the provisions of this Section 9.5. In addition, no such amendment or waiver shall, unless signed by the Swing Lender and each other Bank affected thereby, increase the Swing Loan Commitment, postpone the date fixed for the termination of the Swing Loan Commitment or otherwise affect any of its rights or obligations hereunder relating to the Swing Loan Commitment or the Swing Loans.

     SECTION 9.6.  Successors and Assigns.
                   ----------------------

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement or the other Loan Documents without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or
                      -----------
any or all
of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Lead Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Lead Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided
                                                                      --------
that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i),
(ii), (iii) or (iv) of Section 9.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all (in
                       --------
minimum amounts of not less than Five Million Dollars ($5,000,000) and integral multiple of One Million Dollars ($1,000,000) thereafter), of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit C
                                                                 ---------
attached hereto executed by such Assignee and such transferor Bank, with (and subject to) the consent of the Lead Agent and, provided no Event of Default shall have occurred and be continuing, the Borrower, which consent in either case shall not be unreasonably withheld or delayed. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the trans-feror Bank, the Lead Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note or Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Lead Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States or a state thereof, it shall deliver to the Borrower and the Lead Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

          (d) Any Bank (each, a "Designating Lender") may at any time designate
                                 ------------------
one Designated Lender to fund Money Market Loans on behalf of such Designating Lender subject to the terms of this Section 9.6(d), and the provisions in
Section 9.6(b) and (c) shall not apply to such designation. No Bank may designate more than one (1) Designated Lender at a time. The parties to each such designation shall execute and deliver to the Lead Agent for its acceptance a Designation Agreement in the form of Exhibit G hereto. Upon such receipt of
                                       ---------
an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Lead Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrower, whereupon, (i) the Borrower shall execute and deliver to the Designated Lender a Designated Lender Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right (subject to the provisions of Section 2.1(c)) to make Money Market Loans on behalf of its Designating Lender pursuant to Section 2.1(c) after the Borrower has accepted a Money Market Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption
         --------  -------
by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, the Agents and the Banks for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under
Section 7.6 hereof and any sums otherwise payable to the Borrower by the Designated Lender. Each Designating Lender shall serve as the administrative agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Desig-nated Lender: (i) receive any and all payments made for the benefit of the Designated Lender; and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as administrative agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding upon the Designated Lender to the same extent as if signed by the Designated Lender on its own behalf. The Borrower, the Lead Agent, the Agents and the Banks may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender or otherwise in accordance with the provisions of Section 9.6 (b) and (c). The Lead Agent hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (ii) the Maturity Date.

          (e) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (f) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (g) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.6, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower, the Guarantor or any of their respective Affiliates furnished to such Bank by the Lead Agent or by or on behalf of the Borrower, the Guarantor or any of their respective Affiliates (the "Information"). Each of the Lead Agent and the Banks
                            -----------
agrees to maintain the confidentiality of the Information, except that Information may be disclosed (a) upon the occurrence and during the continuance of an Event of Default, (b) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel, and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (c) to the extent requested by any regulatory authority, (d) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (e) to any other party to this Agreement,
(f) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (g) subject to an agreement containing provisions substantially the same as those of this paragraph, to any assignee or participant in, or prospective assignee of, or participant in, any of its rights or obligations under this Agreement, (h) with the consent of the Borrower, not to be unreasonably withheld, or (i) to the extent that such Information (x) becomes publicly available other than as a result of a breach of this paragraph, or (y) becomes available to the Lead Agent or any Bank on a non-confidential basis from a source other than the Borrower.

     SECTION 9.7.  Governing Law; Submission to Jurisdiction.
                   -----------------------------------------

     (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

     (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth below. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Lead Agent, any Bank or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

     SECTION 9.8.  Marshaling; Recapture.  Neither the Lead Agent nor any Bank
                   ---------------------
shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Bank receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under the Bankruptcy Code or any other bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Bank as of the date such initial payment, reduction or satisfaction occurred.

     SECTION 9.9.  Counterparts; Integration; Effectiveness.  This Agreement
                   ----------------------------------------
may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Lead Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Lead Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, THE LEAD AGENT
                    --------------------
AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 9.11.  Survival.  All indemnities set forth herein shall survive
                    --------
the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder.

     SECTION 9.12.  Domicile of Loans.  Subject to the provisions of Article
                    -----------------
VIII, each Bank may transfer and carry its Loans at, to or for the account of any domestic or foreign branch office, Subsidiary or Affiliate of such Bank.

     SECTION 9.13.  Limitation of Liability.  No claim may be made by the
                    -----------------------
Borrower or any other Person against the Lead Agent or any Bank or the Affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     SECTION 9.14.  Additional Commitment.
                    ---------------------

          (a) Borrower shall have a one time right to request that the Lead Agent obtain additional Commitments (the "Subsequent Additional Commitments") so
                                          ---------------------------------
that the Maximum Facility Amount is equal to an amount up to Three Hundred Seventy-Five Million Dollars ($375,000,000) (such amount, the "Target Facility
                                                               ---------------
Amount"), which request shall be made by the Borrower giving written notice (the
------
"Subsequent Additional Commitment Notice") to the Lead Agent at least thirty
 ---------------------------------------
(30) days prior to the date that is the eighteenth month anniversary of the Closing Date (the "Syndication Expiration Date") setting forth such details with
                   ---------------------------
respect thereto as are reasonably requested by the Lead Agent (including, without limitation, the amount (the "Subsequent Additional Commitment Amount")
                                     ---------------------------------------
by which the Maximum Facility Amount is to be increased). Upon receipt of such request, the Lead Agent shall use its best efforts, with the assistance of the Borrower, to arrange a syndicate of Banks with Commitments (including the Initial Commitments), aggregating the Target Facility Amount on or before the Syndication Expiration Date.

Notwithstanding anything to the contrary contained herein no Bank shall be obligated to increase the amount of its Commitment to an amount that is greater than such Bank's Initial Commitment.

          (b) Subsequent Additional Commitments shall be offered pro rata to the Banks party hereto as of the date of the Subsequent Additional Commitment Notice. Each Bank (each, an "Accepting Bank") that accepts such additional
                              --------------
amount within fifteen (15) days after receipt of an offer from the Lead Agent therefor may increase its Commitment by a maximum amount (each, a "Commitment
                                                                   ----------
Increase") equal to the product of (x) the Subsequent Additional Commitment
--------
Amount times (y) the percentage that such Bank's Initial Commitment bears to the Available Facility as of the Closing Date. If any Bank (each, a "Declining
                                                                  ---------
Bank") shall not accept such additional amount within fifteen (15) days after
----
receipt of an offer therefor from the Lead Agent, (i) such Declining Bank's Commitment shall remain at an amount equal to its Initial Commitment and (ii) the Borrower may request (x) any Accepting Bank to further increase its Commitment by an amount equal to all or any portion of an aggregate amount equal to each Declining Bank's Commitment Increase or (y) the Lead Agent to submit a list of proposed bank syndicate members that are not party to this Agreement as of the date of such request to the Borrower for its review and approval (which approval shall not be unreasonably withheld or delayed) in order to obtain additional Commitments such that the Maximum Facility Amount is equal to the Target Facility Amount; provided, however, notwithstanding anything to the
                        --------  -------
contrary contained herein, (i) no Bank shall be obligated to increase the amount of its Commitment to an amount that is greater than such Bank's Initial Commitment and (ii) the Banks shall not be obligated to increase the Maximum Facility Amount to an amount that is greater than the Maximum Facility Amount as of the Closing Date. From and after the Syndication Expiration Date, the Lead Agent shall have no further obligation to syndicate the Facility or to obtain or accept any additional Commitments.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   CABOT INDUSTRIAL PROPERTIES, L.P.,
                                   a Delaware limited partnership


                                   By:  Cabot Industrial Trust, a Maryland
                                        real estate investment trust, its
                                        general partner


                                        By: /s/ Neil E. Waisnor
                                           ----------------------------------
                                        Name:  Neil E. Waisnor
                                        Title: Senior Vice President-Finance

                                   Two Center Plaza
                                   Suite 200
                                   Boston, Massachusetts 02108-1906
                                   Telecopy Number: (617)722-8237

Commitment:
----------

$25,000,000                        MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                   as a Bank and Swing Lender



                                   By: /s/ Robert Bottamedi
                                       -------------------------------
                                   Name:  ROBERT BOTTAMEDI
                                   Title: VICE PRESIDENT

Commitment:
----------

$20,000,000                        THE BANK OF NEW YORK, as a Bank



                                   By: /s/ Maria D. Kastanis
                                       -----------------------------
                                   Name:  MARIA D. KASTANIS
                                   Title: Vice President

Commitment:
----------

$20,000,000                        BANK ONE, NA, as a Bank



                                   By: /s/ Patricia Leung
                                       ------------------------------
                                   Name:  Patricia Leung
                                   Title: SENIOR VICE PRESIDENT

Commitment:
----------

$25,000,000                        THE CHASE MANHATTAN BANK, as
                                   Syndication Agent and as a Bank



                                   By: /s/ Marc E. Constantino
                                       --------------------------------
                                   Name:  MARC E. CONSTANTINO
                                   Title: VICE PRESIDENT

Commitment:
----------

$15,000,000                        CHEVY CHASE BANK, F.S.B., as a Bank



                                   By: /s/ J. Jordan O'Neill, III
                                       ----------------------------------
                                   Name:  J. JORDAN O'NEILL, III
                                   Title: Vice President

Commitment:
----------

$20,000,000                        CITIZENS BANK OF RHODE ISLAND, as a Bank



                                   By: /s/ Craig E. Schermerhorn
                                       ----------------------------------
                                   Name:  Craig E. Schermerhorn
                                   Title: Vice President

Commitment:
----------

$22,000,000                        COMMERZBANK AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES, as a Bank



                                   By: /s/ E. Marcus Perry
                                       -------------------------------
                                   Name:  E. Marcus Perry
                                   Title: Assistant Vice President



                                   By: /s/ Douglas P. Traynor
                                       -------------------------------
                                   Name:  Douglas P. Traynor
                                   Title: Vice President

Commitment:
----------

$7,000,000                         ERSTE BANK, NEW YORK BRANCH, as a Bank


                                   By: /s/ Paul Judicke
                                       -------------------------------
                                   Name:  Paul Judicke
                                   Title: Vice President


                                   By: /s/ John Runnion
                                       -------------------------------
                                   Name:  John Runnion
                                   Title: First Vice President

Commitment:
----------

$22,000,000                        FIRST UNION NATIONAL BANK, as a Bank


                                   By: /s/ John A. Schissel
                                       ---------------------------------
                                   Name:  John A. Schissel
                                   Title: Director

Commitment:
----------

$25,000,000                        FLEET NATIONAL BANK, as Documentation
                                   Agent and as a Bank


                                   By: /s/ Scott C. Dow
                                       ---------------------------------
                                   Name:  Scott C. Dow
                                   Title: Authorized Officer

Commitment:
----------

$22,000,000                        BAYERISCHE HYPO-UND VEREINSBANK
                                   AKTIENGESELLSCHAFT, NEW YORK
                                   BRANCH, as a Bank


                                   By: /s/ Christine Elcik
                                       -----------------------------
                                   Name:  Christine Elcik
                                   Title: Associate Director



                                   By: /s/ Meggan W. Walsh
                                       -----------------------------
                                   Name:  Meggan W. Walsh
                                   Title: Managing Director

Commitment:
----------

$20,000,000                        LASALLE BANK NATIONAL ASSOCIATION,
                                   as a Bank


                                   By: /s/ Klay Schmeisser
                                       ------------------------------
                                   Name:  KLAY SCHMEISSER
                                   Title: VICE PRESIDENT

Commitment:
----------

$22,000,000                        PNC BANK, NATIONAL ASSOCIATION, as a Bank


                                   By: /s/ Andrew D. Coler
                                       ---------------------------------
                                   Name:  Andrew D. Coler
                                   Title: Vice President

Commitment:
----------

$20,000,000                        SOUTHTRUST BANK, as a Bank


                                   By: /s/ Ronald A. Brantley, II
                                       ---------------------------------
                                   Name:  Ronald A. Brantley, II
                                   Title: Commercial Loan Officer

Commitment:
----------

$20,000,000                             SUMMIT BANK, as a Bank


                                        By: /s/ Robert M. Gaylord
                                            ----------------------------
                                        Name:  Robert M. Gaylord
                                        Title: Vice President



Total Commitments:
-----------------

$325,000,000

Commitment:
----------

$20,000,000                             WELLS FARGO BANK, as a Bank


                                        By: /s/ William M. Cotter
                                            ------------------------------
                                        Name:  William M. Cotter
                                        Title: Senior Vice President

                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Lead Agent


                                   By: /s/ Robert Bottamedi
                                       ---------------------------------
                                   Name:  ROBERT BOTTAMEDI
                                   Title: VICE PRESIDENT

                                   60 Wall Street
                                   New York, New York 10260-0060
                                   Attention: George E. Winckler
                                   Telephone number: (212) 648-0248
                                   Telecopy number: (212) 648-5018

                                   Domestic and Euro-Currency Lending Office:
                                   Nassau, Bahamas Office
                                   c/o J.P. Morgan Services Inc.
                                   500 Stanton Christiana Road
                                   Newark, Delaware 19173-2107
                                   Attention: Nancy Douglas
                                   Telecopy number: ______________


FOR PURPOSES OF SECTIONS
5.9(a), 5.15 and 5.19 hereof:
----------------------------

CABOT INDUSTRIAL TRUST


By:___________________
Name:
Title:

                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Lead Agent


                                   By:_______________________________
                                   Name:
                                   Title:

                                   60 Wall Street
                                   New York, New York 10260-0060
                                   Attention: George E. Winckler
                                   Telephone number: (212) 648-0248
                                   Telecopy number: (212) 648-5018

                                   Domestic and Euro-Currency Lending Office:
                                   Nassau, Bahamas Office
                                   c/o J.P. Morgan Services Inc.
                                   500 Stanton Christiana Road
                                   Newark, Delaware 19173-2107
                                   Attention: Nancy Douglas
                                   Telecopy number: 302 634 1094
                                                    ------------


FOR PURPOSES OF SECTIONS
5.9(a), 5.15 and 5.19 hereof:
----------------------------

CABOT INDUSTRIAL TRUST


By: /s/ Neil E. Waisnor
    ----------------------
Name:  Neil E. Waisnor
Title: Senior Vice President-Finance